Exhibit (21)

WACHOVIA CORPORATION

LIST OF SUBSIDIARIES AS OF 12/31/04       (1)

ABCA, Inc (Jacksonville, FL)       (3)

     -1005 Corp. (Charlotte, NC)
     -Melbourne Atlantic Joint Venture (20%-NV) (Jacksonville, FL)

BluePoint Holdings Limited (Hamilton, Bermuda)
     -BluePoint Re Limited (Hamilton, Bermuda)

Cameron M. Harris & Co. (Charlotte, NC)
     -FEFCO, Inc. (Charlotte, NC)

Capitol Finance Group, Inc. (Charlotte, NC)
     -Energy Search LP (7.7%-NV) (INACTIVE)
     -WBP Associates (33%-NV) (INACTIVE)

Celadon, Inc. (Charlotte, NC)

Central Fidelity Capital Trust I (Richmond, VA)

Central Fidelity Properties, Inc. (Richmond, VA)

CoreStates Holdings, Inc. (Wilmington, DE)
     -United Bancshares, Inc. (15.42%: 6.02%-V; 9.40%-NV) (Philadelphia, PA)       (7)
          —United Bank of Philadelphia (Philadelphia, PA)       (66)
EVEREN Capital Corporation (Charlotte, NC)
-Bateman Eichler, Hill Richards Realty Services, Inc. (Wilmington, DE)
          —Bateman Eichler, Hill Richards Housing Investors, Inc. (Wilmington, DE)
-Bateman Eichler, Hill Richards Realty Co., Incorporated (Charlotte, NC)
          —BEHR Housing Investors 1980-1, L.P. (1%-NV) (Chicago, IL)       **
          —BEHR Housing Investors 1981-1, L.P. (1%-NV) (Chicago, IL)       **
-Bayshore Insurance Agency, Inc. (La Porte, Texas)
-BPL Holdings, Inc. (Richmond, VA)
          —Boettcher Properties, Ltd. (Richmond, VA)
               —The Boettcher 1981-2 Drilling Program, Ltd. (11%-NV) (Chicago, IL)
     -Corporate Securities Group Insurance Agency of Texas, Inc. (Boca Raton, FL) (ACQUIRED INACTIVE)
     -ESI Insurance Agency, Inc. of Oklahoma (0%) (Tulsa, OK)       *
     -JW Genesis Financial Group, Inc. (Boca Raton, FL) (ACQUIRED INACTIVE)
     -J. W. Genesis Financial Services Insurance Agency of Massachusetts, Inc. (Boca Raton, FL) (ACQUIRED INACTIVE)
     -KSI Insurance Agency, Inc. of Ohio (0%) (Chicago, IL)       *
     -PFS General Agency of Texas, Inc. (0%) (Dallas, TX)       *
     -SouthTrust Securities, LLC (Birmingham, AL)
     -Wachovia Capital Markets, LLC (Charlotte, NC)
     -Wachovia Investment Holdings, LLC (Charlotte, NC)
          —WIH CDO, LLC (Charlotte, NC)
     -Wachovia Securities Holdings, LLC (Charlotte, NC)
          —Wachovia Securities Financial Holdings, LLC (62%) (Richmond, VA)
               —Bache Insurance Agency, LLC (New York, NY) (INACTIVE)
               —Bache Insurance Agency of Alabama, LLC (New York, NY) (INACTIVE)
               —FA Recruiting Services, LLC (Richmond, VA)
               —First Clearing, LLC (Glen Allen, VA)
               —Prudential Securities Insurance Agency of Puerto Rico, Inc. (Hato Rey (San Juan), Puerto Rico)
               —PSI Partners, LLC (New York, NY) (INACTIVE)
               —Wachovia Securities, LLC (Richmond, VA)
                    —Bache Insurance Agency of Oklahoma, Inc. (New York, NY) (INACTIVE)       **
                    —Wachovia Securities (Argentina) LLC (Buenos Aires, Argentina)
                         —Wachovia Securities Servicos e Participacoes (Brasil) LTDA (0.01%) (Sao Paulo, Brazil)       (38)
                    —Wachovia Securities Servicos e Participacoes (Brasil) LTDA (99.99%)

                         (Sao Paulo, Brazil)       (38)
                    —Wachovia Securities (Chile) LLC (Santiago, Chile)
                    —Wachovia Securities (Montevideo) Usuaria de Zona Franca S.A. (Montevideo, Uruguay)
                    —Wachovia Securities (Uruguay) S.A. (Montevideo, Uruguay)
                    —Wexford Clearing Services, LLC (New York, NY)
                    —Wheat First Butcher Singer Private Equity Fund, Limited Partnership (1%-NV) (Richmond, VA)       **
               —Wachovia Securities Financial Network, LLC (Richmond, VA)
               —WS Insurance Agency of Wyoming, LLC (Casper, WY)
               —WS Insurance Services, LLC (Richmond, VA)
                    —WS Insurance Services of Massachusetts, LLC (Boston, MA)

Evergreen FPS, Inc. (Charlotte, NC)
     -Evergreen Private Equity Fund, L.P. (Charlotte, NC)       **
     -Evergreen Private Equity Fund II, L. P. (1%-NV) (Charlotte, NC)       **
     -Evergreen Private Investment Funds-Absolute Return Fund, Accredited, L.P. (Charlotte, NC)       **
     -Evergreen Private Investment Funds-Absolute Return Fund, Super Accredited, L.P. (0.32%-NV) (Charlotte, NC)       **
     -Evergreen Private Investment Funds–Global Multi-Strategy Fund, Accredited, L.P. (Charlotte, NC)       **       (81)
     -Evergreen Private Investment Funds-Hedged Equities Super Accredited, L. P. (0.10%-NV) (Charlotte, NC)       **
     -Evergreen Private Investment Funds-Hedged Specialists Fund, Accredited, L.P. (Charlotte, NC)       **       (39)
     -Evergreen Private Investment Funds—Hedged Technology Fund, Accredited, L. P. (1.36%-NV) (Charlotte, NC)       **       (20)
     -Evergreen Private Investment Funds–Managed Strategies, Offshore, Ltd. (George Town, Cayman islands)       **
     -Evergreen Private Investment Funds-Market Neutral Fund, Accredited, L.P. (Charlotte, NC)       **       (49)
     -Evergreen Private Investment Funds—Multi-Strategy Accredited, L. P. (0.52%-NV) (Charlotte, NC)       **
     -Evergreen Private Investment Funds-Multi-Strategy Fund II, Super Accredited, L.P. (Charlotte, NC)       **       (17)
     -Evergreen Private Investment Funds-Multi-Strategy Super Accredited, L. P. (0.06%-NV) (Charlotte, NC)       **
     -Evergreen Private Investment Funds-ULQ, L.P. (0.19%-NV) (Charlotte, NC) **

Farmington, Incorporated (Charlotte, NC)

FCC-PR, Inc (Philadelphia, PA)       (3)

Fidelcor Business Credit Corporation (Philadelphia, PA)

Financial Life Insurance Company of Georgia (Atlanta, GA) (ACQUIRED INACTIVE)

First American Service Corporation (Roanoke, VA)
     -Long, Travers & FASC (40%-NV) (Springfield, VA)
     -New River Towers Limited Partnership (NV) (Annandale, VA) (INACTIVE)
     -Woodlawn Joint Venture (40%-NV) (Woodbridge, VA) (INACTIVE)       (15)

First Union Capital I (Wilmington, DE)

First Union Capital II (Wilmington, DE)

First Union Capital III (Wilmington, DE) (UNACTIVATED)

First Union Commercial Corporation (0.97900%) (Charlotte, NC)       (9)

First Union Community Development Corporation (Charlotte, NC)
     -Headhouse Retail Associates, L.P. (99.99%-NV) (Philadelphia, PA)
     -Housing Equity Fund of Virginia I, L.P. (6.945%-NV) (Richmond, VA)
     -Parkchester Limited Partnership (99%-NV) (Roanoke, VA)
     -Roanoke Community Development Corporation (27.778%) (Roanoke, VA) (INACTIVE)       (6)

First Union Institutional Capital I (Wilmington, DE)

First Union Institutional Capital II (Wilmington, DE)

First Union Title Corporation (Atlanta, GA)
     -Wachovia/Maher Partners (50%) (Wayne, PA)

Forum Capital Markets, LLC (Old Greenwich, CT) (INACTIVE)

FUNC Holdings, Inc. (Jacksonville, FL)
     -GreenLink LLC (Jacksonville, FL)
          —OmniServe of Alabama, L.L.C. (Birmingham, AL)
     -GreenLink Alabama Title Services, LLC (Jacksonville, FL)

IJL 2004, LLC (Charlotte, NC)

Jefferson Properties, Inc. (Charlottesville, VA)

Johnson, Lane, Space, Smith Corporation, The (Charlotte, NC)
     -Rhodes-Jennings Building, Inc. (Charlotte, NC)
          —Rhodes-Jennings Building Investors, Ltd. (Charlotte, NC)

Macro*World Research Corporation (Winston-Salem, NC) (INACTIVE)

Meridian Investment Company (Malvern, PA) (INACTIVE)

OFFITBANK Compass Fund, Inc. (70%) (ACQUIRED INACTIVE)
     -OFFITBANK Compass Fund, L.P. (ACQUIRED INACTIVE)
OFFITBANK Cross Market Fund, Inc. (ACQUIRED INACTIVE)
     -OFFITBANK Cross Market Fund, L.P. (ACQUIRED INACTIVE)
OFFITBANK Derivatives, Inc. (New York, NY)
OFFITBANK Energy Fund, Inc. (New York, NY) (INACTIVE)
     -OFFIT Energy Income Fund, L. P. (0.97%-NV) (New York, NY)(INACTIVE)       **
OFFITBANK Greater China, Inc. (ACQUIRED INACTIVE)
     -CVO Greater China Partners, L.P. (90%) (ACQUIRED INACTIVE)
OFFITBANK Latin America Fund, Inc. (New York, NY) (INACTIVE)
     -OFFITBANK Latin America Income Fund, L.P. (1.01%-NV) (New York, NY) (INACTIVE)       **
OFFITBANK M-R Securities Fund, Inc. (ACQUIRED INACTIVE)

PRN Holdings, Inc. (Wilmington, DE)

Signet Student Loan Corporation (Richmond, VA)

SouthTrust of Alabama, Inc. (Birmingham, AL)
     -SouthTrust Bank (Birmingham, AL)
          —First State Service Corporation (Concord, NC)
          —HNB Auto Exchange, LLC (Birmingham, AL) (ACQUIRED INACTIVE)
          —Magic City, Inc. (Wilmington, DE)
               —Magic City Three, Incorporated (Wilmington, DE)
          —SC Realty, LLC (Birmingham, AL)
          —SouthTrust Capital Funding Corporation (Birmingham, AL)
          —SouthTrust Community Development Management Corporation (Birmingham, AL) (ACQUIRED INACTIVE)
               —SouthTrust Community Development, LLC (1%) (Birmingham, AL) (ACQUIRED INACTIVE)      (86)
               —SouthTrust Community Development, Series A, LLC (1%) (Birmingham, AL)(ACQUIRED INACTIVE)       (87)
          —SouthTrust Community Development, LLC (99%) (Birmingham, AL) (ACQUIRED INACTIVE)       (86)
               —SouthTrust Community Development, Series A, LLC (99%) (Birmingham, AL) (ACQUIRED INACTIVE)       (87)
          —SouthTrust Community Reinvestment Company, LLC (Birmingham, AL)
               —Alta Ridgewalk, L.L.C. (99.8%-NV) (Marietta, GA)       (19)
               —Soco Community Development Company, LLC (50%) (Birmingham, AL)
          —SouthTrust Development Corporation (Augusta, GA)
          —SouthTrust International, Inc. (Birmingham, AL)
               —SouthTrust Hong Kong, Ltd. (Central, Hong Kong)
          —SouthTrust Mobile Services Funding Corporation (Birmingham, AL)
          —SouthTrust Mortgage Corporation (Birmingham, AL)
          —ST Holding (AL), Inc. (Birmingham, AL)
               —ST Holding (TN), Inc. (Nashville, TN)
                    —Omniplus Capital Corporation (Nashville, TN)
                    —ST Realty 1, Inc. (Atlanta, GA)
                    —ST Realty 3, Inc. (Atlanta, GA)
                    —ST Realty 4, Inc. (Atlanta, GA)
          —ST Holding (SC), Inc. (Birmingham, AL)
               —SC Financial Insurance Corporation (Columbia, SC)

Structured Asset Investors, LLC (Charlotte, NC)

Structured Credit Partners, LLC (New York, NY)

Synthetic Fixed-Income Securities, Inc. (Charlotte, NC)

The Fairfax Corporation (Charlotte, NC)
     -Real Estate Consultants of the South, Inc. (Charlotte, NC)

The Money Store Holdings Limited (INACTIVE) (London, England)
     -The Money Store Advertising Services Limited (INACTIVE) (London, England)
     -The Money Store Limited (INACTIVE) (London, England)

TRSTE, Inc. (Charlotte, NC)

TRSTE II, Inc. (Nashville, TN)

Tryon Management, Inc. (Charlotte, NC)

United Bancshares, Inc. (100%-NV) (Philadelphia, PA)       (7)

Union Hamilton Reinsurance, Ltd. (Hamilton, Bermuda)
          —Besso Holdings Limited (40.86%) (London, England)
               —Besso Limited (London, England)       (66)
               —CBC UK Limited (London, England)       (66)
               —Global Flying Insurance Brokers Limited (London, England)       (66)
               —Waterborne Underwriting Agency Limited (51%) (London, England)       (66)

Wachovia Bank, National Association (Charlotte, NC)
     —349-59 Lenox LLC (99.99%-NV) (Mount Vernon, NY)
     —Andalusia Senior Housing, L. P. (99%-NV) (Levittown, PA)
     —Arbor Glenn L.P. (99%-NV) (Roanoke, VA)
     —Bacon Housing, L.P. (99%-NV) (Richmond, VA)
     —BAFSC/WLC CX HUP I Trust (79%) (Wilmington, DE)       (31)
          —BAFSC/WLC CX HUP, Ltd. (50%) (Hamilton, Bermuda)       (31)
     —BAFSC/WLC CX HUP II Trust (79%) (Wilmington, DE)       (31)
          —BAFSC/WLC CX HUP, Ltd. (50%) (Hamilton, Bermuda)       (31)
     —Barrett Place Limited Partnership (99%-NV) (Wake Forest, NC)
     —Barrett Place II Limited Partnership (99.99%-NV) (Raleigh, NC)
     —Barry, Evans, Josephs & Snipes, Inc. (Charlotte, NC)       (23)
          —Mecklenburg Securities Corporation (Charlotte, NC)       (23)
               —First Union Insurance Group Trust I (Charlotte, NC)       *
     —Bart, Inc. (Jacksonville, FL)
          —Monument Street Funding, Inc. (1.2979%) (Roseville, CA)       (42)
          —The Money Store, LLC (1.55%) (Roseville, CA)       (21)
          —Wachovia Asset Funding, LLC (4.30%) (Charlotte, NC)       (58)
     —Beechridge Limited Partnership (99%-NV) (Raleigh, NC)
     —BGMCO PA, Inc. (Philadelphia, PA)       (3)
     —Bowler Housing L.P. (99%-NV) (Richmond, VA)
     —BR Limited Partnership (99%-NV) (Washington, DC)
     —Business Development Corporation of South Carolina (8.7%) (Columbia, SC)
     —Calibre Advisory Services, Inc. (Charlotte, NC)
     —Camellia Court Apartments Limited Partnership (99.99%-NV) (Beaufort, NC)
     —Cardinal Holding, Inc. (UNACTIVATED)
          —Cardinal Finance Corporation (UNACTIVATED)
               —Cardinal Oreo Finance Corp. (UNACTIVATED)
     —City Affordable Housing LLC (99.99%-NV) (Charlotte, NC)
     —Congress Credit Corporation (Hato Rey, Puerto Rico) (INACTIVE)
     —Congress Financial Corporation (Central) (Chicago, IL)
     —Congress Financial Corporation (New England) (Boston, MA)
          —CFC Acushnet Avenue, LLC (Boston, MA)       (3)
          —CFC Hopewell Properties, LLC (Boston, MA)       (3)
     —Congress Financial Corporation (Western) (Pasadena, CA)
     —CoreStates Capital I (Philadelphia, PA)
     —CoreStates Capital II (Philadelphia, PA)
     —CoreStates Capital III (Philadelphia, PA)
     —CT I Limited Partnership (99%-NV) (Raleigh, NC)
     —CTB Realty Ventures XXI, Inc. (Shelton, CT)       (3)
     —Danville Community Development Corporation (13%) (Danville, VA)
     —Delaware Trust Company, National Association (Wilmington, DE)
          —Evergreen Investment Management Trust (Richmond, VA)       **

          —First Union Trust Company of California (San Francisco, CA)
     —Equitable Realty Associates, L. P. (99%-NV) (Yonkers, NY)
     —Evergreen Investment Company, Inc. (Charlotte, NC)
          —EIMCO Trust (99%) (Boston, MA)       (30)
               —Evergreen Investment Management Company, LLC (Boston, MA)
                    —Evergreen Advisors LLC (Boston, MA) (INACTIVE)
                    —Evergreen Hedged Specialists Fund, LLC (Boston, MA) (UNACTIVATED)       **
                    —Evergreen Managed Strategies Fund, LLC (Boston, MA) (UNACTIVATED)       **
                    —Mentor Perpetual Advisors, L.L.C. (50%) (Richmond, VA) (INACTIVE)
                    —Rohm & Haas Co. (.04%) (Philadelphia, PA)       (33)       (70)
               —Evergreen Service Company LLC (Boston, MA)
                    —Evergreen Financing Company, LLC (Boston, MA)       (23)
                         —Evergreen Private Investment Funds – Global Multi-Strategy Fund, Accredited, L.P.
                                        (92.67%-NV) (Charlotte, NC)       (81)
                         —Evergreen Private Investment Funds-Hedged Specialists Fund, Accredited, L.P.
                                        (12.61%-NV) (Charlotte, NC)       (39)
                         —Evergreen Private Investment Funds-Market Neutral Fund, Accredited, L.P.
                                        (1.36%-NV) (Charlotte, NC)       (49)
                         —Evergreen Private Investment Funds – Multi-Strategy Fund II, Super Accredited, L.P.
                                        (0.81%-NV) (Charlotte, NC)       (17)
               —J. L. Kaplan Associates, LLC (92.10%) (Boston, MA)
          —Evergreen Asset Management Corp. (Boston, MA)
               —EIMCO Trust (1%) (Boston, MA)       (30)
          —Evergreen Investment Services, Inc. (Boston, MA)
          —TCIG NC State Credit Fund, LLC (Charlotte, NC)
               —Boxer Building LLC (99.99%-NV) (Charlotte, NC)
     —Fairfax County Redevelopment and Housing Authority/HCDC One L.P. (99%-NV) (Fairfax, VA)
     —FFBIC, Inc. (Wilmington, DE)
          —Monument Street Funding, Inc. (6.4843%) (Roseville, CA)       (42)
          —Wachovia Preferred Realty, LLC (1.8%) (Roseville, CA)       (50)
     —FFL Services Corporation (Newark, NJ)
     —Fifth and Market Corporation (Philadelphia, PA)
     —Financial World Funding Corp. (Charlotte, NC)
     —First Card Corporation (Charlotte, NC)
     —First Fidelity International Bank (Charlotte, NC)
          —Cardinal International Leasing, LLC (UNACTIVATED)
          —First Union I, Inc. (St. Thomas, US Virgin Islands)
          —Matthew International Sales, Inc. (St. Thomas, US Virgin Islands)
          —Oosterpark Corporation (Charlotte, NC)       (31)
          —RIJK Corporation (Charlotte, NC)       (31)
          —Vondelpark Corporation (Charlotte, NC)       (31)
     —First Fidelity Urban Investment Corporation (Newark, NJ)
          —Allentown Development Company, Inc. (24%) (Trenton, NJ)
     —First National Properties, Inc. (Columbia, SC)
     —First Penco Realty, Inc. (Philadelphia, PA)
     —First Union Auto Finance, LLC (Charlotte, NC) (INACTIVE)
     —First Union Commercial Corporation (98.11053%) (Charlotte, NC)       (9)
          —First Union Commercial Leasing Group, L.L.C. (1%) (Charlotte, NC)       (11)
          —First Union Commercial Shared Resources, LLC (Charlotte, NC)
          —First Union Overseas Investment Corporation (Charlotte, NC)
               —Union Hamilton Assurance, Ltd. (Hamilton, Bermuda)
                    —Sanford Leasing, LLC (24%) (Charlotte, NC)       (31)       (62)
          —First Union Rail Corporation (Charlotte, NC)
               —Ironbrand Capital LLC (1%) (Charlotte, NC)       (8)
               —Railcar Investment, LLC (87.302%) (Wilmington, DE)       (28)
               —Transportation Equipment Advisors, Inc. (Arlington Heights, IL)
          —Ironbrand Capital LLC (99%) (Charlotte, NC)       (8)
               —JV Mortgage Capital, Inc. (50%) (Prospect Heights, IL) (INACTIVE)
               —JV Mortgage Capital, L.P. (49.5%-NV) (Prospect Heights, IL) (INACTIVE)
               —National Auto Finance Company, L.P. (10%-NV) (Boca Raton, FL)
          —Railcar Investment, LLC (12.698%) (Wilmington, DE)       (28)
          —Sanford Leasing, LLC (76%) (Charlotte, NC)       (31)       (62)
          —Wachovia Asset Funding, LLC (1.53%) (Charlotte, NC)       (58)
     —First Union Commercial Leasing Group, L.L.C. (99%) (Charlotte, NC)       (11)
     —First Union Holdings, Inc. (Nashville, TN)
          —First Union Financial Investments, Inc. (Nashville, TN)
               —First Union Commercial Corporation (0.89872%) (Charlotte, NC)       (9)

     —General Homes Corp.      (9.205%) (Houston, TX)       (3)
     —Glen Royall Mill Limited Partnership (99%-NV) (Wake Forest, NC)
     —Golfview Associates Limited Partnership (99%-NV) (Fayetteville, NC)
     —Greenville Agricultural Credit Corporation (Winston-Salem, NC) (INACTIVE)
          —The Movieplex Realty Leasing Trust (Wilmington, DE)       **
     —Hamilton Manor Limited Partnership (99%-NV) (Stroudsburg, PA)
     —Horace Bushnell Limited Partnership (99.99%-NV) (Hartford, CT)
     —Horizon Management Services, Inc. (Tulsa, OK)
     —Housing Equity Fund of Virginia II, L.P. (38.5%-NV) (Richmond, VA)
     —Industrial Valley Real Estate Co. (Jenkintown, PA)
     —JERSEY CENTER/FIDOREO, INC. (Newark, NJ)       (3)
     —JPSD, Inc. (Charlotte, NC)       (3)
     —Lafayette Family L.P. (99%-NV) (Roanoke, VA)
     —Laurel Pointe of Salisbury Limited Partnership (99%-NV) (Panama City, FL)
     —Manor Ridge Limited Partnership (99.99%-NV) (Raleigh, NC)
     —Martin’s Landing Limited Partnership (99%-NV) (Winter Park, FL)
     —Martin’s Landing II Limited Partnership (99%-NV) (Winter Park, FL)
     —Maryland Housing Equity Fund III Limited Partnership (7.7647%-NV) (Columbia, MD)
     —Meridian Mortgage Corporation (Perkasie, PA)
     —Meridian Properties, Inc. (Reading, PA)
     —Metropolitan West Securities, LLC (Los Angeles, CA)
     —Monument Street Funding, Inc. (92.2178%) (Roseville, CA)       (42)
          —2-4 Potter Place Urban Renewal, L.P. (99%-NV) (Weehawken, NJ)
          —Anacuitas Manor, Ltd. (99%-NV) (Austin, TX)
          —Athens Rental Housing, L.P. (99%-NV) (Cordele, GA)
          —Augustus Funding, LLC (48.5%) (London, England)       (48)
          —Bell Ridge Associates LLC (Nashville, TN)
          —Brittany Point Apartments Limited Partnership (99.90%-NV) (Martinsburg, WV)
          —Bull Run Creek Associates, LLC (99.99%-NV) (Nashville, TN)
          —Centurion Funding, Inc. (Roseville, CA)
               —Augustus Funding, LLC (0.5%) (London, England)       (48)
               —Centurion Funding, LLC (Roseville, CA)
               —Monument Street International Funding-II, LLC (Roseville, CA)
                    —First International Advisors, LLC (50%) (London, England)       (43)
               —Monument Street Funding, LLC (Roseville, CA)
                    —Monument Street Funding-II, LLC (Roseville, CA)
          —Cherokee Hills Associates LLC (99%-NV) (Nashville, TN)
          —Church Street Senior Housing, L. P. (99.99%-NV) (Keansburg, NJ)
          —Crestmore Village Apartments Limited Partnership (99.9%-NV) (Las Vegas, NV)
          —Crestmore Village Apartments Phase II Limited Partnership (99.90%-NV) (Las Vegas, NV)
          —Eastgate Properties, L.P. (99.99%-NV) (Calhoun, GA)
          —Evergreen Apartments, L.P. (99.99%-NV) (Cordele, GA)
          —Greystone of McDonough L.P. (99.99%-NV) (Douglas, GA)
          —Hickory Hollow Senior Apartments Limited Partnership (99.90%-NV) (Altamonte Springs, FL)
          —Mercy Housing Georgia I, L.L.L.P. (99.89%-NV) (Atlanta, GA)       (36)
          —Monument Street International Funding-I, LLC (Roseville, CA)
               —First International Advisors, LLC (50%) (London, England)       (43)
          —Oldbridge Urban Renewal, L.P. (99%-NV) (Cherry Hill, NJ)
          —One South Place, L.P. (99%-NV) (Knoxville, TN)
          —Pendleton Pines Associates, LLC (99%-NV) (Nashville, TN)
          —Ridgetop Realty Associates LLC (99%-NV) (Nashville, TN)
          —Rome Rental Housing, L.P. (99%-NV) (Cordele, GA)
          —Sable Point Apartments Limited Partnership (99%-NV) (Altamonte Springs, FL)
          —Sable Point II Apartments Limited Partnership (99%-NV) (Martinsburg, WV)
          —St. Charles Place, L.P. (99.99%-NV) (Fort Valley, GA)
          —Stoneybrooke Heights Associates LLC (99.99%-NV) (Nashville, TN)
          —Sundial Apartments, L.P. (99.99%-NV) (Cordele, GA)
          —The Exchange Building Limited Partnership (99%-NV) (Portland, ME)
          —Timberleaf Estates Limited Partnership (99%-NV) (Martinsburg, WV)
          —Waterford Manor, L.P. (99%-NV) (Winter Park, FL)
          —Waterford Manor II, L.P. (99%-NV) (Altamonte Springs, FL)
          —West Hanover Urban Renewal, L.P. (99.99%-NV) (Yardville, NJ)
     —Mulberry Corporation (Richmond, VA) (ACQUIRED INACTIVE)       (3)
          —G. C. Leasing, Inc. (Richmond, VA)       (3)
          —North Hart Run, Inc. (50%) (Richmond, VA) (ACQUIRED INACTIVE)       (3)
               —North Hart Run Joint Venture (Richmond, VA) (ACQUIRED INACTIVE)       (3)
     —MWI-2002, LLC (Charlotte, NC)

     —NFPS, Inc. (Charlotte, NC)       (3)
     —NNI Bell Street Limited Partnership (99%-NV) (Stamford, CT)
     —Orianna Street Limited Partnership (99%-NV) (Philadelphia, PA)
     —PASS Holding LLC (Charlotte, NC)
     —Premium Timberland Sales, Inc. (Charlotte, NC)       (3)
     —Prime Direct LLC (Charlotte, NC)
     —Questpoint L.P., Inc. (Philadelphia, PA)
     —Residential Asset Funding Corporation (Charlotte, NC)
     —Richmond Community Development Corporation (64.71%) (Richmond, VA)       **
     —Roanoke Community Development Corporation (11.11%) (Roanoke, VA) (INACTIVE)       (6)
     —Rohm & Haas Co. (27.34%) (Philadelphia, PA)       (33)       (70)
     —S. Brooke, Corporation (Richmond, VA) (ACQUIRED INACTIVE)       (3)
     —Savings Associations Financial Enterprises, Inc. (48.15%) (Washington, DC)
     —Senior Cottages of Shippensburg, Ltd. (99%-NV) (St. Louis Park, MN)
     —Shenandoah Valley Properties L.P. (99%-NV) (Fisherville, VA)
          —Craigmont II, L.P. (99%-NV) (Fisherville, VA)
          —Elkmont Partners, L.P. (99%-NV) (Fisherville, VA)
          —Grottoes Partners L.P. (99%-NV) (Fisherville, VA)
          —Willow Lake Partners, L.P. (99%-NV) (Fisherville, VA)
     —Solution Delivery, LLC (Charlotte, NC)
     —Source One Liquidation, LLC (Dallas, TX)       (3)
     —Southwoods Limited Partnership (99%-NV) (Greensboro, NC)
     —SPFE, Inc. (Charlotte, NC)
     —St. Joseph’s Affordable Housing Limited Partnership (74.25%-NV) (Wayne, PA)
     —Statesboro Rental Housing, L.P. (99%-NV) (Cordele, GA)
     —Sullivan Investments, Inc. (Bethesda, MD)
          —Wachovia Multifamily Capital, Inc. (Bethesda, MD)
     —Summitt PELS Funding, LLC (Charlotte, NC)       **
     —SURREY DOWNS/FIDOREO, INC. (Newark, NJ)       (3)
          —Spring Ridge Holdings, Inc. (Reading, PA)       (3)
     —Sycamore Row, LLC (99%-NV) (Bronx, NY)
     —Tattersall Advisory Group, Inc. (Charlotte, NC)
     —TAYLORR LAKES/FIDOREO, INC. (Newark, NJ)       (3)
     —The Money Store, LLC (75.95%) (Roseville, CA)       (21)
          —HomEq Servicing Corporation (North Highlands, CA)
               —Equity Insurance Agency, Inc. (Roseville, CA)
               —First Union Commercial Corporation (0.01175%) (Charlotte, NC)       (9)
               —Integrated Capital Group, Inc. (North Highlands, CA)
               —Princeton Reconveyance Services Inc. (North Highlands, CA)
               —The Money Store Auto Finance Inc. (Roseville, CA)
          —The Money Store/Service Corp. (Roseville, CA)
               —First Union Money Store Home Equity Loan Warehouse Corp. (Roseville, CA)
               —TMS Special Holdings, Inc. (Roseville, CA)
          —Wachovia Commercial Mortgage Inc. (Roseville, CA)
          —Wachovia Education Finance Inc. (Rancho Cordova, CA)
               —TMS Student Holdings, Inc. (Rancho Cordova, CA)
          —Wachovia SBA Lending, Inc. (Roseville, CA)
               —Wachovia SBA Holdings, Inc. (Roseville, CA)
     Two APM Plaza, Inc. (89%) (Philadelphia, PA)
     —Universal Master Servicing, LLC (79%) (Charlotte, NC)
     —WPFC Asset Funding LLC (Charlotte, NC)
     —Wachovia Affordable Housing Community Development Corporation (Charlotte, NC)
          —1020 Leavenworth Street Lessee Limited Liability Company (NE) (99.99%-NV) (Omaha, NE)
          —110 Monastery Associates, Limited Partnership (99.99%-NV) (Braintree, MA)
          —1368 Euclid Street L.P. (49.99%-NV) (Richmond, VA)
          —1368 Euclid Street Tenant L.P. (99.99%-NV) (Richmond, VA)
          —1515-1517 St. Johns Place, L.P. (99.99%-NV) (Brooklyn, NY)
          —1700 Associates (89%-NV) (Plymouth Meeting, PA)
          —3716 Third Avenue LLC (99.99%-NV) (Larchmont, NY)
          —509 Vine Street, L.P. (99.99%-NV) (Philadelphia, PA)
          —660 Master, LLC (99.99%-NV) (Cincinnati, OH)
          —Adams at Broad Tenant L.P. (99.99%-NV) (Richmond, VA)
          —Alhambra Cove Associates, Ltd. (99.99%-NV) (Coral Gables, FL)
          —America Tobacco SCP, LP (1.0%-NV) Chester, VA)
          —Anderson Place, L.P. (99.99%-NV) (Monroe, NC)
          —Annville Housing Limited Partnership (99.99%-NV) (Lebanon, PA)
          —Apollo Tax Credit Fund-XIV LLC (99.99%-NV) (Cleveland, OH)

          —Arena Holdings LLC (50%) (Charlotte, NC)
          —Beechridge II, LLC (99.99%-NV) (Raleigh, NC)
          —Belleview L.P. (99.99%-NV) (Richmond, VA)
          —Bensalem Senior Apartments, L.P. (99.99%-NV) (Lafayette Hill, PA)
          —Blanton Green Associates Limited Partnership (96%-NV) (Fayetteville, NC)
          —Bristow Stebbins Owners, LLC (99.99%-NV) (Larchmont, NY)
          —B-R Penn Tenant, LLC (99.99%-NV) (Philadelphia, PA)
          —CACC Tenant, LP (99.99%-NV) (Norfolk, VA)
          —Capital.com, Inc. (15%) (Bethesda, MD) (INACTIVE)
          —Canal Walk Lofts Tenant L.P. (99.99%-NV) (Richmond, VA)
          —Canal Walk Lofts II Tenant L.P. (99.99%-NV) (Richmond, VA)
          —Canal Walk Lofts II L.P. (10%-NV) (Richmond, VA)       (65)
          —Capital Lease Funding, LLC (26.67%) (New York, NY)
          —Canton Mill, LLC (98.01%-NV) (Atlanta, GA)       (5)
          —Cantebury of Hilliard, Ltd. (99%-NV) (Gainesville, FL)
          —Carriage Court Apartments Limited Partnership (99.99%-NV) (Raleigh, NC)
          —Centrum-Ironbridge Limited Partnership (99.99%-NV) (Sterling, VA)
          —Century Plaza Associates, L.P. (99%-NV) (Virginia Beach, VA)
          —Chatham Crossing, L.P. (99.99%-NV) (Reynoldsburg, OH)
          —Cobblestone Landing, L.P. (99.89%-NV) (Roswell, GA)       (2)
          —Clifton Park, LLC (99.99%-NV) (Raleigh, NC)
          —Coliseum Lofts, L.P. (99.98%-NV) (Richmond, VA)
          —Creative Choice Homes IX, Ltd. (99%-NV) (Palm Beach Gardens, FL)
          —Creative Choice Homes X, Ltd. (99%-NV) (Palm Beach Gardens, FL)
          —Creekside at Bellemeade Limited Partnership (99.99%-NV) (Panama City, FL)
          —Crosswinds Green Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
          —Davenport Alley, L.P. (99.98%-NV) (Richmond, VA)
          —Delaware Trust Master Tenant I LLC (99.99%-NV) (New Castle, DE)
          —Downtown Revival Limited Partnership (99.99%-NV) (Philadelphia, PA)
          —Eagles Creste Housing Partners, L.P. (98.99%-NV) (Atlanta, GA)       (16)
          —Elf Tenant, L.P. (99.99%-NV) (Richmond, VA)
          —Ellenton Housing Associates, Ltd. (99%-NV) (Coral Gables, FL)
          —Elm Lake Apartments, Ltd. (99%-NV) (Bradenton, FL)
          —Fairfax County Redevelopment and Housing Authority/HCDC Two L.P. (99%-NV) (Fairfax, VA)
          —FC CONSOLIDATED MASTER LESSEE, LLC (99.99%) (Cleveland, OH)
          —Floral Oaks Apartments, Ltd. (99%-NV) (Gainesville, FL)
          —Fountain Place Associates Limited Partnership (99%-NV) (Annapolis, MD)
          —Franklin Ridge, LLC (99.99%-NV) (Raleigh, NC)
          —Gatwick Senior Village, L. P. (98.99%-NV) (Fort Valley, GA)       (54)
          —Glenburn Associates Limited Partnership (99.99%-NV) (Annapolis, MD)
          —Gold Rush I Apartments Limited Partnership (99%-NV) (Phoenix, AZ)
          —Gold Rush II Apartments Limited Partnership (99%-NV) (Phoenix, AZ)
          —Grafton 66, LLC (99.99%-NV) (Mequon, WI)
          —Gramax Associates, Limited Partnership (50.99%-NV) (Virginia Beach, VA)       (56)
          —Greenleaf Village of Groveland, Ltd. (89%-NV) (Gainesville, FL)
          —Grundy Gardens II Senior Apartments, L.P. (11%-NV) (Doylestown, PA)       (82)
          —Gunther HQ Federal LLC (99.99%-NV) (Baltimore, MD)
          —Harris Redevelopment Partnership II, L.P. (99.96%-NV) (Atlanta, GA)       (73)
          —Harris Redevelopment State Credit Partner, LLC (Charlotte, NC)
               —Harris Redevelopment Partnership II, L.P. (0.03%-NV) (Atlanta, GA) (73)
          —Haskell Limited Partnership (99.99%-NV) (Braintree, MA)
          —Homes for Fredericksburg Limited Partnership (99%-NV) (Sterling, VA)
          —Hub Building Limited Partnership (99.9%-NV) (Chicago, IL)
          —Humble Parkway Apartments Limited Partnership (.05%-NV) (Houston, TX)       (77)
          —Huntington Park Apartments Limited Partnership (99.90%-NV) (Altamonte Springs, FL)
          —Jacksonville Affordable Housing, Ltd. (98%-NV) (Panama City, FL)
          —Jefferson Center, L.P. (99.88%-NV) (Roanoke, VA)
          —Johnston Mill Master Tenant, LP (99.99%-NV) (Roswell, GA)
          —Kardon/Atlantic Associates, L.P. (99.99%-NV) (Philadelphia, PA)
          —Knox Homes, L.P. (99.99%-NV) (Brooklyn, NY)
          —L & M Hoe Associates LLC (99.99%-NV) (Larchmont, NY)
          —Lakewood Terrace, LP (99.90%-NV) (Springfield, MO)
          —Laurel Pointe II, LLC (99.99%-NV) (Raleigh, NC)
          —Legion Manor Associates Limited Partnership (98.99%-NV) (Fayetteville, NC)       (83)
          —Liberty Cove LLLP (99.99%-NV) (Tucson, AZ)
          —Lieutenant’s Run, L.A. (99.99%-NV) (Glen Allen, VA)
          —Lincoln Square, L.P. (99.99%-NV) (Virginia Beach, VA)

          —Loris Gardens, LLC (99.99%-NV) (Raleigh, NC)
          —Madam C.J. Walker LLC (99.99%-NV) (New York, NY)
          —Maggie L. Walker Governor’s School Tenant, L.P. (99.99%-NV) (Richmond, VA)
          —Magnolia Walk Apartments, Ltd. (99%-NV) (Ocala, FL)
          —Magnolia Walk Apartments II, Ltd. (99.99%-NV) (Ocala, FL)
          —Meadow Ridge Senior Apartments Limited Partnership (99.99%-NV) (Altamonte Springs, FL)
          —Meadows at Brier Creek, LLC (Raleigh, NC) (99.99%-NV)
          —Meridian Point Senior Apartments Limited Partnership (99.90%-NV) (Uniontown, PA)
          —Midtown Square, L. P. (98.99%-NV) (Roswell, GA)       (44)
          —Montgomery Homes L. P. IX (99%-NV) (Kensington, MD)
          —Montgomery Homes Limited Partnership X (99%-NV) (Kensington, MD)
          —Monarch Place Apts. LP (99%-NV) (Columbia, SC)
          —Moravian House III, LP (99.99%-NV) (Bethlehem, PA)
          —MV Affordable Housing Associates Limited Partnership (99.99%-NV) (Kensington, MD)
          —Nolde Bakery SCP, L.P. (1.0%-NV) Norfolk, VA)       **
          —North Red Oak Limited Partnership (99.99%-NV) (Austin, TX)
          —Oak Crest Apartments of Kannapolis, Ltd. (99%-NV) (Panama City, FL)
          —Oaks at Brier Creek, LLC (99.99%-NV) (Raleigh, NC)
          —ODC Selborne House Limited Partnership (99.99%-NV) (Ellicott City, MD)
          —One Market Street, LLC (99.99%-NV) (San Francisco, CA)
          —Palacio Associates LLC (99.98%-NV) (Larchmont, NY)
          —Parachute Factory SCP, LLC (0.01%-NV) (Richmond, VA)       **
               —Parachute Factory, LC (1%-NV) (Richmond, VA)       (68)
          —Parachute Factory Tenant, LLC (99.99%-NV) (Richmond, VA)
               —Parachute Factory, LC (5%-NV) (Richmond, VA)       (68)
          —Paramont Theater Tenant L.P. (99.99%-NV) (Charlottesville, VA)
          —Parkview Heights, L.P. (99.99%-NV) (Atlanta, GA)
          —Paterson Apartments Partners, L.P. (99.99%)-NV) (Fort Lee, NJ)
          —Paterson Commercial Partners, L.P. (99.99%-NV) (Fort Lee, NJ)
               —Paterson Commons Schools Associates, L.P. (10%-NV) (Fort Lee, NJ)       **
          —Peppermill Partners, L. P. (99%-NV) (Atlanta, GA)
          —Pittsburgh State Credit Partner, LLC (Charlotte, NC) (UNACTIVATED)
          —Pohlig SCP, L.P. (0.01%-NV) (Mechanicsville, VA)       **
          —Railroad Y L.P. (99.98%-NV) (Richmond, VA)
          —Related Club West Housing Associates, Ltd. (99.50%-NV) (Miami, FL)
          —Reservoir Hill Limited Partnership IX (99%-NV) (Baltimore, MD)
          —Reservoir Hill Limited Partnership X (99.99%-NV) (Baltimore, MD)
          —Reservoir Hill Limited Partnership XI (99%-NV) (Baltimore, MD)
          —Reservoir Hill Limited Partnership XII (99.99%-NV) (Baltimore, MD)
          —Richmond Green Limited Partnership (99.99%-NV) (Nashville, TN)
          —Riverside Urban Renewal Limited Partnership (99.99%-NV) (Boston, MA)
          —Roanoke Higher Education Associates, L.P. (99.98%-NV) (Roanoke, VA)
          —Roanoke TS Tenant, LP (99.99%-NV) (Roanoke, VA)
          —Rose Harbor Limited Partnership (95%-NV) (Mansfield, MA)
          —Rosedale II, LLC (99.98%-NV) (Charlotte, NC)       (84)
          —Rosemont Manor Ltd. (99%-NV) (Gainesville, FL)
          —Sagamore Street Associates, L.P. (99.90%-NV) (New York, NY)
          —Sandalwood Terrace of Ludowici L.P. (99%-NV) (Gainesville, FL)
          —Saranor Apartments Limited Partnership (99.99%-NV) (Milford, CT)
          —SAS-1600 Arch Street Tenant, L.P. (99.99%-NV) (Bala Cynwyd, PA)
          —SFT L.P. (0.99%-NV) (Richmond, VA)       **
          —Sea Pines, L. P. (VA) (99.99%-NV) (Norfolk, VA)
          —Senior Residences of Jacksonville I Limited Partnership (99.99%-NV) (Carson City, NV)
          —Senior Residences of Stillwater Limited Partnership (99%-NV) (San Antonio, TX)
          —Senior Residences of West Memphis I Limited Partnership (99.99%-NV) (West Memphis, AR)
          —Seventeenth Street Lofts Tenant L.P. (99.99%-NV) (Richmond, VA)
               —Seventeenth Street Lofts L.P. (40%-NV) (Richmond, VA)       (67)
          —Shenandoah Hotel Associates L.P. (99.98%-NV) (Roanoke, VA)       (37)
          —Sheridan Place of Bradenton Ltd. (99.99%-NV) (Newberry, FL)
          —SHHO, L.P. (0.01%-NV) (Roanoke, VA)       **
               —Shenandoah Hotel Associates L.P. (0.01%-NV) (Roanoke, VA)       (37)
          —Shockoe-Cary Building Tenant, L.P. (VA) (99.99%-NV) (Glen Allen, VA)
          —Site 15 Affordable Associates, LLC (99.99%-NV) (Larchmont, NY)
          —SK 55 Wall LLC (99.99%-NV) (New York, NY)
          —South Beach Courtyard Development, Ltd. (99.99%-NV) (Surfside, FL)
          —South Common I Limited Partnership (99.99%-NV) (New Haven, CT)
          —SouthSide Plaza 455 Ltd., L.L.P. (99.99%-NV) (Lewisville, TX)

          —Southview Green Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
          —Spring Brook Meadows I, LLC (82.99%-NV) (Raleigh, NC)       (25)
          —Spring Gate Manor Limited (99%-NV) (Gainesville, FL)
          —Stanton Glenn Limited Partnership (50.99%-NV) (Washington, DC)       (64)
          —St. Augustine Villas Housing, L.P. (99.99%-NV) (Dallas, TX)
          —Stonecreek Apartments of Mooresville, Ltd. (99%-NV) (Panama City, FL)
          —Strouse Adler Associates, Limited Partnership (99.99%-NV) (New Haven, CT)
          —Studebaker Limited Partnership (99.99%-NV) (Brooklyn, NY)
          —Suffolk Center for Cultural Arts SCP, L.P. (1.0%-NV) (Suffolk, VA)       **
          —Superior Warehouse Apartments Tenant, L. P. (99.99%-NV) (Richmond, VA)
          —TDF LP (99.99%-NV) (El Monte, CA)
          —The Lofts San Marco Tenant, LLC (99.99%-NV) (Jacksonville, FL)
               —The Lofts San Marco, LLC (10.00%-NV) (Jacksonville, FL)       **
          —Todd Tenant, L. P. (99.99%-NV) (Richmond, VA)
          —Triton PCS, Inc. (5.77%) (Berwyn, PA)
          —TWC Eighty-Three, Ltd. (97%-NV) (Tampa, FL)
          —TWC Ninety-Five, Ltd. (99%-NV) (Tampa, FL)
          —TWC Ninety-Two, Ltd. (99%-NV) (Tampa, FL)
          —TWC Seventy-Eight, Ltd. (99.99%-NV) (Tampa, FL)
          —TWC Seventy-Five, Ltd. (99.99%-NV) (Tampa, FL)
          —TWC Seventy-Four, Ltd. (99.99%-NV) (Tampa, FL)
          —TWC Seventy-Two, Ltd. (99.99%-NV) (Tampa, FL)
          —University Crossing Associates, L.P. (99.99%-NV) (Philadelphia, PA)
          —VCP-Alderman Park Partners, Ltd. (99%-NV) (Jacksonville, FL)
          —VCP-Carlington, LLC. (99.99%-NV) (Jacksonville, FL)
          —Villa Biscayne of South Dade, Ltd. (99%-NV) (Panama City, FL)
          —Virginia Center Associates, L.P. (99.99%-NV) (Midlothian, VA)
          —Wachovia Community Development Enterprises, LLC (Charlotte, NC)
               -Wachovia Community Development Enterprises I, LLC (0.001%) (Charlotte, NC)       (85)
               -Wachovia Community Development Enterprises II, LLC (Charlotte, NC) (UNACTIVATED)
               -Wachovia Community Development Enterprises III, LLC (50%) (Charlotte, NC) (UNACTIVATED)       (75)
               -Wachovia Community Development Enterprises IV, LLC (50%) (Charlotte, NC) (UNACTIVATED)       (75)
               -Wachovia Community Development Enterprises V, LLC (50%) (Charlotte, NC) (UNACTIVATED)       (75)
          —Wachovia Community Development Enterprises III, LLC (50%) (Charlotte, NC) (UNACTIVATED)       (75)
          —Wachovia Community Development Enterprises IV, LLC (50%) (Charlotte, NC) (UNACTIVATED)       (75)
          —Wachovia Community Development Enterprises V, LLC (50%) (Charlotte, NC) (UNACTIVATED)       (75)
          —Wachovia Guaranteed Middle Tier III-A-NC, LLC (98.99%-NV) (Charlotte, NC)       (12)
          —Wachovia Guaranteed Middle Tier IV-P/NC, LLC (98.99%-NV) (Charlotte, NC)       (29)
          —West 152 Street Associates LLC (99.99%-NV) (Larchmont, NY)
          —Westville, Ltd. (99%-NV) (Gainesville, FL)
          —Whitney Hotel Limited Partnership (99.99%-NV) (Metairie, LA)
          —Willow Ridge Apartments of Greensboro Limited Partnership (99.99%-NV) (Panama City, FL)
          —Willow Ridge Associates (99.99%-NV) (Lancaster, PA)
          —Witmer/Columbia Place, A California Limited Partnership (99.99%-NV) (Merced, CA)
     —Wachovia Affordable Housing Corp. (Charlotte, NC)
          —AHG Tax Credit Fund I, L.L.C. (0.1%) (Charlotte, NC)       **
               —Flagship Partners, L.P. (99%-NV) (Knoxville, TN)
               —Salem Run Associates, L.P. (99%-NV) (Midlothian, VA)
               —Salem Run Associates II, L.P. (99.99%-NV) (Fredericksburg, VA)
               —Salisbury Senior Housing Limited Partnership (99.99%-NV) (Annapolis, MD)
          —AHG Tax Credit Fund II, L.L.C. (0.1%) (Charlotte, NC)       **
                    —TWC Eighty-Eight, Ltd. (99%-NV) (Tampa, FL)
          —AHG Tax Credit Fund III, L.L.C. (0.1%) (Charlotte, NC)       **
               —Ashton of Richmond Hill, L. P. (99%-NV) (Gainesville, FL)
               —Arbor Village, L.P. (99%-NV) (Winter Park, FL)
               —Harlingen Community Development Corporation 1, LP (99%-NV) (Altamonte Springs, FL)
               —Spinnaker Reach Apartments of Duval, Ltd. (99%-NV) (Panama City, FL)
               —Ravenwood of Kissimmee, Ltd. (99%-NV) (Gainesville, FL)
               —River Reach of Orange County, Ltd. (99%-NV) (Panama City, FL)
               —Yorktown Arms Development Limited Partnership (99%-NV) (Philadelphia, PA)
          —AHG Tax Credit Fund IV, L.L.C. (0.1%) (Charlotte, NC)       **
               —Green Ridge Associates, LLC (99.99%-NV) (Nashville, TN)
               —Lantana Associates, Ltd. (99%-NV) (Coral Gables, FL)
               —Sugar Mill Apartments, L.P. (99%-NV) (Cordele, GA)
               —TWC Ninety-Six, Ltd. (99%-NV) (Tampa, FL)
          —AHG Tax Credit Fund V, L.L.C. (0.1%) (Charlotte, NC)       **
               —TWC Ninety-Seven, Ltd. (99%-NV) (Tampa, FL)

               —TWC Seventy-Three, Ltd. (99.99%-NV) (Tampa, FL)
          —AHG Tax Credit Fund VI, L.L.C. (0.01%) (Charlotte, NC)       **
               —Green Gables Apartments, Ltd. (99%-NV) (Gainesville, FL)
               —Indian Run Limited Partnership (99.99%-NV) (Boston, MA)
               —Steeplechase Apartments, Ltd. (99%-NV) (Gainesville, FL)
               —Steeplechase Apartments II, Ltd. (99%-NV) (Gainesville, FL)
               —Vestcor-WR Associates, Ltd. (99.99%-NV) (Jacksonville, FL)
          —AHG Tax Credit Fund VII, L.L.C. (0.1%) (Charlotte, NC)       **
               —Cedar Forest Limited Partnership (99.99%-NV) (Boston, MA)
               —Tobacco Row Phase II Associates, L.P. (99.99%-NV) (Richmond, VA)
               —West Brickell Apartments, Ltd. (99%-NV) (Miami, FL)
          —AHG Tax Credit Fund IX, L.L.C. (0.01%) (Charlotte, NC)       **
               —Beaumont Avenue Apartments, L. P. (99%-NV) (New York, NY)
               —Cranford Avenue Apartments, L.P. (99%-NV) (New York, NY)
               —Fairbrooke Apartments Limited Partnership (99%-NV) (Baltimore, MD)
               —Haverhill Affordable Housing, Ltd. (99.99%-NV) (Orlando, FL)
               —San Benito Housing, Ltd. (99.99%-NV) (Altamonte Springs, FL)
          —AHG Tax Credit Fund X, L.L.C. (0.01%) (Charlotte, NC)       **
               —Brittany Associates, Ltd. (99.99%-NV) (Fort Myers, FL)
               —Brittany Associates II, Ltd. (99.99%-NV) (Fort Myers, FL)
               —Cannon/Hearthwood Limited Partnership (99%-NV) (Culpeper, VA)
               —Fox Haven Limited Partnership (99%-NV) (Raleigh, NC)
               —Kensington of Kissimmee, Ltd. (99.99%-NV) (Gainesville, FL)
               —Nantucket Bay Limited Partnership (99.99%-NV) (Boston, MA)
               —Shenandoah Station, L.P. (99.99%-NV) (Richmond, VA)
          —AHG Tax Credit Fund XII L.L.C. (0.01%) (Charlotte, NC)       **
               —Ashton Pointe, LLP (99.99%-NV) (Valdosta, GA)
               —Columbia Village, L.P. (99.99%-NV) (Atlanta, GA)
               —Genesis Gardens, L.P. (99.99%-NV) (Palmetto, GA)
               —Longview Green Associates, L.P. (99.99%-NV) (Fayetteville, NC)
               —RIHC Partners, L.P. (99.99%-NV) (Reston, VA)
               —VCP-SB Associates, Ltd. (99.99%-NV) (Jacksonville, FL)
               —Vista Point Apartments Limited Partnership (99%-NV) (Las Vegas, NV)
          —AHG Tax Credit Fund XIV, L.L.C. (0.10%) (Charlotte, NC)       **
               —Charleston Place Limited Partnership (99.99%-NV) (Mansfield, MA)
          —AHG Tax Credit Fund XVI, L.P. (0.01%) (Charlotte, NC)       **
               —Antioch Senior Housing Limited Partnership (99.99%-NV) (Hempstead, NY)
               —Grundy Gardens II Senior Apartments, L.P. (88.99%-NV) (Doylestown, PA)       (82)
               —Miramar City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
               —Williams Landing II Limited Partnership (99.99%-NV) (Mansfield, MA)
          —First Union Guaranteed Tax Credit Fund I, LLC (0.01%) (Charlotte, NC)       **
               —Columbia at Greens, L.P. (99.99%-NV) (Atlanta, GA)
               —Lake Weston Apartments (Orlando) Limited Partnership (99.99%-NV) (Altamonte Springs, FL)
               —Willow Key Apartments Limited Partnership (99.50%-NV) (Altamonte Springs, FL)
               —Willow Trace Limited Partnership (99.99%-NV) (Boston, MA)
          —TCF AEG/GA, LLC (0.01%) (Charlotte, NC)       **
               —Cobblestone Landing, L.P. (0.01%-NV) (Roswell, GA)       (2)
               —Columbia High Point Estate, L. P. (0.01%-NV) (Atlanta, GA)       (60)
          —TCF BO/F, LLC (0.01%) (Charlotte, NC)       **
               —Longhill Grove, L.P. (99.99%-NV) (Glen Allen, VA)
               —Longwood Vista Apartments, LP (99.98%-NV) (Atlanta, GA)       (80)
               —The Reserve at Ivy Creek, L.P. (99.89%-NV) (Buford, GA)
               —Vestcor Fund XIX, Ltd. (99.99%-NV) (Jacksonville, FL)
          —TCF CN/VA-1, LLC (0.10%) (Charlotte, NC)       **
               —Market Villas SCP, L.P. (0.01%-NV) (Glen Allen, VA)       **
          —TCF GW/F, LLC (0.01%) (Charlotte, NC)       **
               —Creekpointe Associates, L.P. (99.99%-NV) (Richmond, VA)
               —Gramax Associates, Limited Partnership (24.5%-NV) Virginia Beach, VA)       (56)
               —Silver Oaks Village, Ltd. (99.99%-NV) (Ocala, FL)
               —Stanton Glenn Limited Partnership (24.5%-NV) (Washington, DC)       (64)
               —TWC Eighty-Nine, Ltd. (99.99%-NV) (Tampa, FL)
               —TWC Ninety-Three, Ltd. (99.99%-NV) (Tampa, FL)
               —TWC Sixty-Four, Ltd. (99.99%-NV) Tampa, FL)
               —Vestcor Fund XIV, Ltd. (99.99%-NV) (Jacksonville, FL)
          —TCF GW/GA, LLC (0.01%) (Charlotte, NC)       **
               —Parkland Manor, L.P. (99.99%-NV) Roswell, GA)
          —TCF GW-2, LLC (0.01%) (Charlotte, NC)       **

               —Emerald Park, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
               —Fall River/Bay Village Limited Partnership (99.99-NV) (Boston, MA)
               —Hilltop Preserve Limited Partnership (89.86%-NV) (Mansfield, MA)       (69)
               —Parkland Associates, L.P. (99%-NV) (Virginia Beach, VA)
               —River Bay Townhomes, L.P. (99.89%-NV) (Columbia, MD)
               —Temple City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
          —TCF JH/GA, LLC (0.01%) (Charlotte, NC)       **
               —Eagles Creste Housing Partners, L.P. (0.20%-NV) (Atlanta, GA)       (16)
               —Walton Reserve-Seniors, LP (1.0%-NV) (Marietta, GA)       (18)
          —TCF JP/F, LLC (0.01%) (Charlotte, NC)       **
               —Fore Hoosier Woods Apartments, L.P. (99.99%-NV) (Westlake Village, CA)
               —Overlook at Brook Run Associates, L.P. (99.99%-NV) (Richmond, VA)
               —Overlook at Brook Run II Associates, L. P. (99.99%-NV) (Richmond, VA)
               —Summerland Heights III, L. P. (99.99%-NV) (Norfolk, VA)
               —TWC Eighty-Four, Ltd. (99.99%-NV) (Tampa, FL)
               —Wynona Lipman Arms Urban Renewal Associates, L.P. (99.99%-NV) (Fort Lee, NJ)
          —TCF JP/GA, LLC (0.01%) (Charlotte, NC)       **
               —Eagles Creste Housing Partners, L.P. (0.80%-NV) (Atlanta, GA)       (16)
          —TCF P/VA, LLC (0.01%) (Charlotte, NC)       **
               —CACC SCP, LP (99.98%-NV) (Norfolk, VA)
               —Roanoke TS SCP, LP (0.01%-NV) (Roanoke, VA)       **
          —TCF UB-1, LLC (0.01%) (Charlotte, NC)       **
               —Chapel Trust, Ltd. (99.99%-NV) (Coconut Grove, FL)
               —Homes at Berlin Limited Partnership (99.99%-NV) (Annapolis, MD)
               —Sunset City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
               —TWC Twenty-Five, Ltd. (99.99%-NV) (Tampa, FL)
               —Vestcor Fund XX, Ltd. (99.99%-NV) (Jacksonville, FL)
          —TCF U/GA-2, LLC (0.01%) (Charlotte, NC)       **
               —Longwood Vista Apartments, LP (0.01%-NV) (Atlanta, GA)       (80)
          —TCF USB/F, LLC (0.01%) (Charlotte, NC)       **
               —Broadway City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
               —Maryland Heights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
               —Westwood Vistas, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
          —TCF U/VA, LLC (0.01%) (Charlotte, NC)       **
               —Biggs Building SCP, L.P. (1.0%-NV) (Glen Allen, VA)       **
               —Paramont Theater SCP L.P. (99.99%-NV) (Charlottesville, VA)
               —Pohlig SCP, L.P. (0.01%-NV) (Mechanicsville, VA)       **
               —Richmond Hill, L.P. (1.0%-NV) (Richmond, VA)       **
               —Seventeenth Street Lofts SCP L.P. (0.01%-NV) (Richmond, VA)       **
                    —Seventeenth Street Lofts L.P. (0.01%-NV) (Richmond, VA)       (67)
          —TCF WF-3, LLC (0.01%) (Charlotte, NC)       **
               —Cimarron Estates, Ltd. (99.99%-NV) (Austin, TX)
               —Gramax Associates, Limited Partnership (24.5%-NV) (Virginia Beach, VA)       (56)
               — St. Phillip Villas, L.P. (99.98%-NV) (Griffin, GA)       (46)
               — Stanton Glenn Limited Partnership (24.5%-NV) (Washington, DC)       (64)
               — Vestcor Fund XVI, Ltd. (99.99%-NV) (Jacksonville, FL)
          —TCIG Guaranteed Tax Credit Fund I, LLC (0.01%) (Charlotte, NC)       **
               —Columbia at Bells Ferry Partners, L. P. (98.90%-NV) (Atlanta, GA)       (59)
               —Magnolia Heights, L. P. (98.99%-NV) (Atlanta, GA)       (14)
               —One Pleasant Green Place, Ltd. (99.90%-NV) (Austin, TX)
               —Robins Landing, L. P. (99.99%-NV) (Altamonte Springs, FL)
               —Timberlake Apts LP (99.99%-NV) (Aynor, SC)
               —TWC Ninety-Eight, Ltd. (99.99%-NV) (Tampa, FL)
               —TWC Ninety-Four, LLC (98%-NV) (Tampa, FL)
               —TWC Ninety-Nine, Ltd. (99.99%-NV) (Tampa, FL)
               —TWC Ninety-One, Ltd. (99.99%-NV) (Tampa, FL)
               —Williams Landing Limited Partnership (99.99%-NV) (Boston, MA)
          —TCIG Guaranteed Tax Credit Fund II, LLC (0.01%) (Charlotte, NC)       **
               —Arbors at Hickory Creek, L. P. (99.99%-NV) (Mishawaka, IN)
               —Columbia High Point Estate, L. P. (99.98%-NV) (Atlanta, GA)       (60)
               —Grande Pointe Associates, Ltd. (99.90%-NV) (Coconut Grove, FL)
               —Laguna Pointe Associates, Ltd. (99.99%-NV) (Coral Gables, FL)
               —Magnolia Village, L.P. (99.89%-NV) (Roswell, GA)       (55)
               —Miami River Park Associates, Ltd. (99.99%-NV) (Boston, MA)
               —Pacific Park, L.P. (99.98%-NV) (Fort Valley, GA)       (47)
               —Sugar Mill Associates, Ltd. (99.99%-NV) (Miami, FL)
               —Summer Crest Apts, LP (99.99%-NV) (North Myrtle Beach, SC)

               —TWC Eighty-Seven, Ltd. (99%-NV) (Tampa, FL)
               —TWC Seventy-Six, Ltd. (99.99%-NV) (Tampa, FL)
               —TWC Sixty-Eight, Ltd. (99.99%-NV) (Tampa, FL)
               —TWC Sixty-Six, Ltd. (99.99%-NV) Tampa, FL)
               —Vestcor Fund XXII, Ltd. (99.99%-NV) (Jacksonville, FL)
          —TCIG Guaranteed Tax Credit Fund III, LLC (0.01%) (Charlotte, NC)       **
               —Ardmore City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
               —Brisas Del Mar Limited Partnership (95%-NV) (Mansfield, MA)
               —Chambers Bridge Urban Renewal Housing, L. P. (99.99%-NV) (Yardville, NJ)
               —Cobb Park Townhomes, L.P. (99.99%-NV) (Lancaster, TX)
               —Columbia Commons, L. P. (99.97%-NV) (Atlanta, GA)       (51)
               —Columbia Gardens, L.P. (99.99%-NV) (Atlanta, GA)
               —El Paseo Apartments, L.P., A California Limited Partnership (99.99%-NV) (San Jose, CA)
               —Georgia Las Brisas, LP (99.99%-NV) (Atlanta, GA)
               —Glory Street LLC (99.98%-NV) (Charlotte, NC)       (34)
               —Hemma II, Ltd. (99.99%-NV) (Dallas, TX)
               —Heritage Crossing. L. P. (99.98%-NV) (Atlanta, GA)       (61)
               —Jamestown Woods Limited Partnership (95%-NV) (Mansfield, MA)
               —Johnston Mill Lofts, L. P. (99.98%-NV) (Roswell, GA)
               —Madison Meadows, LP (99.96%-NV) (Lake Mary, FL)       (35)
               —Magnolia Circle, LP (99.98%-NV) (Decatur, GA)       (24)
               —New Dalton IA LLC (99.89%-NV) (Charlotte, NC)       (27)
               —NHPAHP Cedar Creek Crossing Limited Partnership (99.99%-NV) (Quincy, FL)
               —Oconee Springs II, L.P. (99.98%-NV) (Atlanta, GA)       (4)
               —Primrose Houston South Housing, L.P. (99.99%-NV) (Dallas, TX)
               —S.H.E. Associates, L.P. (99.99%-NV) (Newark, NJ)
               —Siena Gardens Limited Partnership (95%-NV) (Mansfield, MA)
               —The Maples Limited Partnership (99.99%-NV) (Denton, MD)
               —TWC Sixty-Five, Ltd. (99.99%-NV) (Tampa, FL)
               —TWC Twenty-Nine, Ltd. (99.99%-NV) (Tampa, FL)
               —Villa Capri Apartments Limited Partnership (99.90%-NV) (Beaverton, OR)
               —Westchester Woods, Ltd. (99.99%-NV) (Lake Mary, FL)
          —TCIG Guaranteed Tax Credit Fund IV, LLC (0.01%) (Charlotte, NC)       **
               —78 Waukesha, LLC (99.99%-NV) (Mequon, WI)
               —80 West Allis, LLC (99.99%-NV) (Mequon, WI)
               —Belleharbour Apts., L.P. (99.99%-NV) (Norfolk, VA)
               —Bonanza Pines Limited Partnership (99.99%-NV) (Las Vegas, NV)
               —Cambridge Plaza II, L.P. (99.99%-NV) (Philadelphia, PA)
               —Mountain Park Apartments LLLP (99.99% - NV) (Tucson, AZ)
               —Parmer Villas Housing, L.P. (99.99%-NV) (Dallas, TX)
               —Primrose Houston I Housing, L.P. (99.99%-NV) (Dallas, TX)
               —Primrose SA IV Housing, L.P. (99.99%-NV) (Dallas, TX)
               —Rocky Creek SC, LP (99.9%-NV) (Greenville, SC)
               —TCB-DVI Main Street Townhomes LLC (99.99%-NV) (Durham, NC)
               —TWC Sixty-Seven, Ltd. (99.99%-NV) (Tampa, FL)
               —TWC Twenty-Two, Ltd. (99.99%)-NV) (Tampa, FL)
               —TX Hampton Villas, L.P. (99.99%-NV) (Dallas, TX)
          —TCIG Guaranteed Tax Credit Fund V, LLC (0.01%) (Charlotte, NC)       **
               —Bachon Investments, L. P. (99.99%-NV) (Dallas, TX)
               —Desdemona Limited Partnership (99.99%-NV) (Seattle, WA)
               —Fairview Multifamily LLC (99.98%-NV) (Charlotte, NC)       (32)
               —Fore Hoosier Woods II Apartments Limited Partnership (99.99%-NV) (Andersen, IN)
               —Hagerstown Robinwood Senior Associates, LLC (99.99%-NV) (Baltimore, MD)
               —Heatherwilde Estates Housing, L.P. (99.99%-NV) (Dallas, TX)
               —One SDI, Ltd. (99.99%-NV) (Dallas, TX)
               —Pleasant Valley Courtyards Housing, L.P. (99.99%-NV) (Dallas, TX)
               —SDC Investments, L.P. (99.99%-NV) (Dallas, TX)
               —TCB Bowling Green Limited Partnership (99.99%-NV) (Boston, MA)
               —TCB Marshall Manor Limited Partnership (99.99%-NV) (Boston, MA)
          —TCIG Guaranteed Tax Credit Fund VI, LLC (0.01%) (Charlotte, NC)       **
               —Arbors at Honey Creek, L.P. (99.99%-NV) (Mishawaka, IN)
               —Cambridge III, L.P. (99.99%-NV) (Philadelphia, PA)
               —Carlisle Family Homes Limited Partnership (99.99%-NV) (Portland, OR)
               —Glen Arbor of Carolina, LLC (99.99%-NV) (Columbia, SC)
               —Kensington Court Apartments, LP (99.90%-NV) (Springfield, MO)
               —Laurel Park Apartments, Ltd. (99.99%-NV) (Gainesville, FL)
               —Loewen Development of Wappingers Falls, L.P. (99.99%-NV) (New Rochelle, NY)

          —TCB Bowling Green III Limited Partnership (99.99%-NV) (Boston, MA)
          —TCB Marshall Manor III Limited Partnership (99.99%-NV) (Boston, MA)
          —TWC Seventy-Nine, Ltd. (99.99%-NV) (Tampa, FL)
          —TX Acme A South Housing, L.P. (99.99%-NV) (Dallas, TX)
          —West Oaks/Finlay Partners III, L. P. (99.99%-NV) (Jacksonville, FL)
     —TCIG Guaranteed Tax Credit Fund VII, LLC (0.01%) (Charlotte, NC)       **
          —Bay Road Housing, L.P. (99.99%-NV) (San Jose, CA)
          —Humble Parkway Apartments Limited Partnership (99.9%-NV) (Houston, TX)       (77)
          —Sundance Village Limited Partnership (99.99%-NV) (Las Vegas, NV)
          —Tuscan Place Limited Partnership (95%-NV) (Mansfield, MA)
          —Walton Reserve-Seniors, LP (98.99%-NV) (Marietta, GA)       (18)
          —Wauregan Development LLC (99.99%-NV) (Fairfield, CT)
          —Westminster Bond Senior Associates, LLC (99.99%-NV) (Baltimore, MD)
     —TCIG Historic Tax Credit Fund I, LLC (0.01%) (Charlotte, NC)       **
          —Totten Tower, L. P. (99.99%-NV) (Richmond, VA)
          —Warder Mansion, L. P. (99.99%-NV) (Richmond, VA)
     —W/A Tax Credit Fund 2003-I, LLC (0.01%) (Charlotte, NC)       **
          —GHG Newport Landing Limited Partnership (99.99%-NV) (Mansfield, MA)
          —Meadow Landing I Limited Partnership (99.99%-NV) (West Haven, CT)
          —Somerset Apts., L.P. (99.99%-NV) (Norfolk, VA)
     —Wachovia Guaranteed Middle Tier III-A/NC, LLC (0.01%) (Charlotte, NC)       **       (12)
          —Crosswinds Green II Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
          —Hawthorne Court, LLC (99.99%-NV) (Raleigh, NC)
          —Haymount Manor Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
          —Laurel Pointe, LLC (99.99%-NV) (Raleigh, NC)
     —Wachovia Guaranteed Middle Tier IV-P/NC, LLC (0.01%) (Charlotte, NC)       **       (29)
          —Fairview Multifamily LLC (0.01%-NV) (Charlotte, NC)       (32)
          —Glory Street LLC (0.01%-NV) (Charlotte, NC)       (34)
          —Morgans Ridge, LLC (99.99%-NV) (Raleigh, NC)
          —New Dalton IA LLC (0.01%-NV) (Charlotte, NC)       (27)
          —Raeford Green Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
          —Rosehill West Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
     —Wachovia Guaranteed Middle Tier IV-U/NC, LLC (0.01%) (Charlotte, NC)       **
          —Blanton Green II Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
          —Legion Manor Associates Limited Partnership (1.0%-NV) (Fayetteville, NC)       (83)
          —Morgans Ridge II, LLC (99.99%-NV) (Raleigh, NC)
          —Rosedale II, LLC (0.01%-NV) (Charlotte, NC)       (84)
          —Spring Brook Meadows I, LLC (17%-NV) (Raleigh, NC)       (25)
     —Wachovia Guaranteed Tax Credit Fund-C/GA, LLC (0.01%) (Charlotte, NC)       **
          —Columbia at Bells Ferry Partners. L. P. (1.0%-NV) (Atlanta, GA)       (59)
          —Midtown Square, L.P. (0.05%-NV) (Roswell, GA)       (44)
          —Pacific Park, L. P. (0.01%-NV) (Fort Valley, GA)       (47)
     —Wachovia Guaranteed Tax Credit Fund-WF/CA, LLC (0.01%) (Charlotte, NC)       **
          —Apple Tree Village Partners, L.P. (CA) (99.99%-NV) (Los Angeles, CA)
          —Bentley City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
          —Elysian City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles)
     —Wachovia Guaranteed Tax Credit Fund II, LLC (0.01%) (Charlotte, NC)       **
          —Ashton Hills, L.P. (99.98%-NV) (Valdosta, GA)
          —Ashton Landing, L. P. (99.99%) (Valdosta, GA)
          —Magnolia Arbor, L. P. (99.90%-NV) (Roswell, GA)
          —Magnolia Creste, L.P. (99.99%-NV) (Roswell, GA)
     —Wachovia Guaranteed Tax Credit Fund III-A/GA, LLC (0.01%) (Charlotte, NC)       **
          —Canton Mill, LLC (1.0%-NV) (Atlanta, GA)       (5)
          —Gatwick Senior Village, L. P. (1%-NV) (Fort Valley, GA)       (54)
          —Magnolia Village, L.P. (0.01%-NV) (Roswell, GA)       (55)
     —Wachovia Guaranteed Tax Credit Fund III-A/NC, LLC (0.01%) (Charlotte, NC)       **
          —Wachovia Guaranteed Middle Tier III-A/NC, LLC (1.0%-NV) (Charlotte, NC)       (12)
     —Wachovia Guaranteed Tax Credit Fund III-CN/GA, LLC (0.01%) (Charlotte, NC)       **
          —Alta Ridgewalk, L.L.C. (0.1%-NV) (Marietta, GA)       (19)
          —Midtown Square, L.P. (0.05%-NV) (Roswell, GA)       (44)
          —Magnolia Heights, L. P. (1.0%-NV) (Atlanta, GA)       (14)
     —Wachovia Guaranteed Tax Credit Fund IV-P/GA, LLC (0.01%) (Charlotte, NC)       **
          —Madison Meadows, L. P. (0.02%-NV) (Lake Mary, FL)       (35)
          —Oconee Springs II, L.P. (GA) (0.01%-NV) (Atlanta, GA)       (4)
     —Wachovia Guaranteed Tax Credit Fund IV-P/NC, LLC (Charlotte, NC) (0.01%)       **
          —Wachovia Guaranteed Middle Tier IV-P/NC, LLC (1.0%-NV) (Charlotte, NC)       (29)
     —Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC (Charlotte, NC) (0.01%)       **

               —Ashton Court, L. P. (0.01%-NV) (Valdosta, GA)       (41)
               —Baltic Park, L. P. (1.0%-NV) (Macon, GA)       (22)
               —Columbia Commons, L.P. (0.01%-NV) (Atlanta, GA)       (51)
               —Heritage Crossing, L. P. (0.01%-NV) (Atlanta, GA)       (61)
               —Johnston Mill Lofts, L.P. (0.01%-NV) (Roswell, GA)       (26)
               —Madison Meadows, LP (0.01%-NV) (Lake Mary, FL)       (35)
               —Magnolia Circle, LP (0.01%-NV) (Decatur, GA)       (24)
               —Mercy Housing Georgia I, L.L.L.P. (0.01%-NV) (Atlanta, GA)       (36)
               —St. Phillip Villas, L.P. (0.01%-NV) (Griffin, GA)       (46)
          —Wachovia Guaranteed Tax Credit Fund IV-U/NC, LLC (Charlotte, NC) (0.01%)       **
          —Wachovia Guaranteed Tax Credit Fund V-F/M, LLC (0.01%) (Charlotte, NC)       **
               —Baltic Park, L.P. (98.99%-NV) (Macon, GA)       (22)
               —Burlington City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
               —Heatherwood Apartments Limited Partnership (99%-NV) (Columbia, SC)
               —Hilltop Preserve Limited Partnership (1%-NV) (Mansfield, MA)       (69)
          —Wachovia Guaranteed Tax Credit Fund V-VA/M, LLC (0.01%) (Charlotte, NC)       **
               —Canal Walk Lofts SCP L.P. (0.01%-NV) (Richmond, VA)       **
               —Canal Walk Lofts II SCP L.P. (0.01%-NV) (Richmond, VA)       **
                    —Canal Walk Lofts II L.P. (1.02%-NV) (Richmond, VA)       (65)
               —CAROLINA/CONSOLIDATED SCP, L.P. (0.01%-NV) (Richmond, VA)       **
               —Clarke CCH SCP, L.P. (0.01%-NV) (Berryville, VA)       **
               —Commerce Street Partners, L.P. (0.01%-NV) (Lynchburg, VA)       **
               —Elf SCP, L.P. (1%-NV) (Richmond, VA)       **
               —Superior Warehouse Apartments SCP, L.P. (0.01%-NV) (Richmond, VA)       **
               —Todd SCP L.P. (0.01%-NV) (Richmond, VA)       **
          —Wachovia Guaranteed Tax Credit Fund-WF/CA-2, LLC (0.01%) (Charlotte, NC)       **
               —Ashton Court, L. P. (99.98%-NV) (Valdosta, GA)       (41)
               —Betty Anne Gardens, L.P. (99.99%-NV) (San Jose, CA)
               —Grande Court Kissimmee Associates, Ltd. (99.90%-NV) (Miami, FL)
               —Timber Run Limited Partnership (99.99%-NV) (Altamonte Springs, FL)
     —Wachovia Asset Funding, LLC (93.86%) (Charlotte, NC)       (58)
     —Wachovia Asset Securitization Holding Corp. (Charlotte, NC)
          —Wachovia Asset Securitization Issuance, LLC (Charlotte, NC)
     —Wachovia Bank and Trust Company (Cayman) Ltd. (George Town, Cayman Islands)
          —Wachovia Secretaries (Cayman) Ltd. (George Town, Cayman Islands) (UNACTIVATED)
          —Wachovia Directors (Cayman) Ltd. (George Town, Cayman Islands) (UNACTIVATED)
     —Wachovia Capital Partners, Inc. (Charlotte, NC)
     —Wachovia Commercial Mortgage Loan Warehouse Corp. (Charlotte, NC)
     —Wachovia Commercial Mortgage Securities, Inc. (Charlotte, NC)
     —Wachovia Community Development Enterprises I, LLC (99.999%) (Charlotte, NC)       (85)
     —Wachovia Defeasance Management, Inc. (Charlotte, NC)
          —Wachovia Defeasance FU-LB II 1997-C2 LLC (0.05%) (Charlotte, NC)       (78)
     —Wachovia Defeasance FU-LB II 1997-C2 LLC (99.5%) (Charlotte, NC)       (78)
     —Wachovia Employer Solutions, LLC (51%) (Tampa, FL)
     —Wachovia Encryption Technologies, LLC (Charlotte, NC)
     —Wachovia Exchange Services, LLC (Charlotte, NC)
          —TQI Exchange, LLC (Charlotte, NC)
          —WES/GP AIRCRAFT LLC (Charlotte, NC)
     —Wachovia Holdings, Inc. (Charlotte, NC)
     —Wachovia International Banking Corporation (Charlotte, NC)
          —Adesso Limited (37.303%) (Nassau, Bahamas)
          —Burdale Financial Holdings Limited (80%) (London, England)
               —Burdale Financial Limited (London, England)
          —Congress Financial Capital (US) Corporation (Charlotte, NC)
               —Congress Financial Capital Company (Halifax, Nova Scotia)
               —Congress Financial Capital Corporation (Canada) (Toronto, Canada)
          —Congress Financial Corporation (Canada) (Toronto, Canada)
          —Evergreen Worldwide Distributors, Ltd. (Hamilton, Bermuda)
          —First Union Commercial Mortgage Services, Inc. (Toronto, Canada) (INACTIVE)
          —Philadelphia International Equities, Inc. (Wilmington, DE)
               —Philadelphia National Limited (14.30%) (London, England)       (10)
               —Established Holdings Limited (London, England)
                         —Philadelphia National Limited (20.60%) (London, England)       (10)
                    —New World Development Corporation Limited (Nassau, Bahamas)
                         —Philadelphia National Limited (65.10%) (London, England)       (10)
               —Surinvest International Limited (14.785%) (George Town, Cayman Islands)
               —Vector Divisas Casa de Cambio S.A. de C.V. (20%) (Monterrey, Mexico)

               —Wachovia Services Pte. Ltd. (Singapore)
          —Polaris International Securities Investment Trust Co., Ltd. (7.50%) (Taipei, Taiwan)
          —Wachovia Securities International Limited (London, England)
     —Wachovia Large Loan, Inc. (Charlotte, NC)
     —Wachovia Mortgage Corporation (Charlotte, NC)
     —Wachovia Operational Services, LLC (Winston-Salem, NC)
     —Wachovia PASS Co., LLC (Charlotte, NC)
          —Pooled Auto Securities Shelf, LLC (Charlotte, NC)
               —Wachovia Auto Owner Trust 2004-A (Charlotte, NC)       **
               —Wachovia Auto Owner Trust 2004-B (Charlotte, NC)       **
               —Wachovia Auto Owner Trust 2005-A (Charlotte, NC)       **
     —Wachovia Preferred Funding Holding Corp. (99%) (Roseville, CA)       (63)
          —Wachovia Preferred Funding Corp. (Common – 99.8%; Preferred – 87.73%) (Roseville, CA)       (13)
               —Wachovia Preferred Realty, LLC (98.2%) (Roseville, CA)       (50)
               —Wachovia Real Estate Investment Corp. (Common-99%; Pref.-79.57%) (Roseville, CA)       (57)
     —Washington Apartments Associates, Limited Partnership (99%-NV) (Emmaus, PA)
     —WB Loan Funding 1, LLC (Charlotte, NC)
     —WB Loan Funding 2, LLC (Charlotte, NC)
     —WB Loan Funding 3, LLC (Charlotte, NC)
     —WB Loan Funding 4, LLC (Charlotte, NC)
     —Wheat Benefit Services, LLC (61.446%) (Richmond, VA) (INACTIVE)
     —William Byrd Hotel Associates, L.P. (99%-NV) (Richmond, VA)
     —Woodlawn Joint Venture (30%-NV) (Woodbridge, VA) (INACTIVE)       (15)

Wachovia Bank Card Services, Inc. (Atlanta, GA) (INACTIVE)

Wachovia Bank of Delaware, National Association (Wilmington, DE)
     —First Fidelity Insurance Services of Delaware, Inc. (Wilmington, DE)       (23)
          —PFS General Insurance Agency of New Mexico, Inc. (Santa Fe, NM)       (23)
     —Wachovia Asset Funding, LLC (0.31%) (Charlotte, NC)       (58)

Wachovia Capital Investments, Inc. (Atlanta, GA)
     —Power Gas Marketing & Transmission, Inc. (40%) (Pittsburgh, PA)       (76)
     —TW Investors LLC (New York, NY)
     —Wachovia High Yield Investments Corporation (Charlotte, NC) (UNACTIVATED)
     —Wachovia International Capital Corporation (Atlanta, GA)
          —Wachovia International Servicos, LTDA (1%) (Sao Paulo, Brazil)       (53)
          —Wachovia Participacoes, Ltda. (.000786%) (Sao Paulo, Brazil)(INACTIVE)       (52)
          —WSH Holdings, Ltd. (George Town, Cayman Islands)
               —Wachovia Participacoes, Ltda. (99.999214%) (Sao Paulo, Brazil) (INACTIVE)       (52)
     —Wachovia International Servicos, LTDA (99%) (Sao Paulo, Brazil)       (53)

Wachovia Capital Trust I (New Castle, DE)

Wachovia Capital Trust II (New Castle, DE)

Wachovia Capital Trust V (New Castle, DE)

Wachovia Community Development Corporation (Winston-Salem, NC)

Wachovia Development Corporation (Charlotte, NC)
     —343 South Dearborn II, LLC (99.99%-NV) (Palatine, IL)
     —425 South Tryon Street, LLC (Charlotte, NC)
     —1024 Dodge Street Limited Partnership (99.99%-NV) (Omaha, NE)
     —4116 Oleander Drive, LLC (Winston-Salem, NC)
     —Appomattox Governor’s School L.P. (99.99%-NV) (Richmond, VA)
     —AZ-#3644 Jackson, LLC (Charlotte, NC)
     —Black Diamonds LLC (99.99%-NV) (New York, NY)
     —Brookside-FUDC Master, LLC (70%) (Nashville, TN)
          —Sailwinds, LLC (Tampa, FL)
     —CA-Atlanta GA, LLC (Charlotte, NC)
     —CC-OWATONNA MN, LLC (Charlotte, NC)
     —CC-PADUCAH KY, LLC (Charlotte, NC)
     —FE-SAN FRANCISCO CA, LLC (Charlotte, NC)
     —GLP-ALBANY NY, LLC (Charlotte, NC)
     —GLP-MONTGOMERY AL, LLC (Charlotte, NC)
     —GLP-MT. VERNON IN, LLC (Charlotte, NC)

     —GLP-SELKIRK NY, LLC (Charlotte, NC)
     —Greensboro-Richmond Properties, LLC (66%) (Newport Beach, CA)
     —Hanover/FUDC Master Limited Partnership (80%) (Houston, TX)
          —Lodge at Warner Ranch, LP (Houston, TX)
          —Villages at Warner Ranch PUD, LP (Houston, TX)
     —HD Pullman LLC (Charlotte, NC)
     —HFC/SYN 3810, LLC (80%) (Los Angeles, CA)
          —HFC/HREF 3810, LLC (53.85%) (Los Angeles, CA)
     —HS-NASHVILLE TN, LLC (Charlotte, NC)
     —HS-ORLANDO FL, LLC (Charlotte, NC)
     —Knoxville Apartment Portfolio, LLC (65%) (Greensboro, NC)
          —Knoxville-ASH, LLC (Greensboro, NC)
          —Knoxville-Courtyards, LLC (Greensboro, NC)
          —Knoxville-Eagle Pointe, LLC (Greensboro, NC)
          —Knoxville-Forest Ridge I, LLC (Greensboro, NC)
          —Knoxville-Forest Ridge II, LLC (Greensboro, NC)
          —Knoxville-Forest Ridge III, LLC (Greensboro, NC)
          —Knoxville-Smoky Crossing I, LLC (Greensboro, NC)
          —Knoxville-Smoky Crossing II, LLC (Greensboro, NC)
          —Knoxville-Surplus, LLC (Greensboro, NC)
     —KW La Serena 187 LLC (22%) (Beverly Hills, CA)       **
     —KW Rancho Ellen LLC (85%) (Beverly Hills, CA)
     —KW/WDC Parent 2004, LLC (90%) (Beverly Hills, CA)
     —Lake Street Lofts, L.L.C. (99%-NV) (Chicago, IL)
     —La Perla Sunny Isles, L.L.C. (72.65%) (Coral Gables, FL)
     —Matrix Troy MHP, LLC (Charlotte, NC)
     —Meadowmont JV, LLC (90%) (Raleigh, NC)
     —Mountain Ventures Buckeye, LLC (Charlotte, NC)
          —Mountain Ventures Connersville, LLC (Charlotte, NC)
          —Mountain Ventures New Carlisle, LLC (Charlotte, NC)
          —Mountain Ventures Waverly, LLC (Charlotte, NC)
     —Mountain Ventures Conch, LLC (Charlotte, NC)
     —Mountain Ventures Gables, LLC (Charlotte, NC)
          —Cole Apartments MV Limited Partnership (99.80%-NV) (Charlotte, NC)       (71)
          —Mtn. Ventures Augusta Road Limited Partnership (99.80%-NV) (Charlotte, NC)       (72)
          —MV Gables Augusta/Houston, LLC (Charlotte, NC)
               —Mtn. Ventures Augusta Road Limited Partnership (0.20%) (Charlotte, NC)       (72)       **
          —MV Gables Cole, LLC (Charlotte, NC)
               —Cole Apartments MV Limited Partnership (0.20%) (Charlotte, NC)       (71)       **
          —MV Gables Riveroak, LLC (Charlotte, NC)
               —Riveroak MV Limited Partnership (0.20%) (Charlotte, NC)       (74)       **
          —Riveroak MV Limited Partnership (99.80%-NV) (Charlotte, NC)       (74)
     —Mountain Ventures Highway Avenue, LLC (Charlotte, NC)
     —Mountain Ventures Keystone, LLC (Charlotte, NC)
          —Mountain Ventures KS Southeast, LLC (Charlotte, NC)
               —Mountain Ventures KS A1, LLC (Charlotte, NC)
               —Mountain Ventures KS A2, LLC (Charlotte, NC)
          —Mountain Ventures KS Southeast Two, LLC (Charlotte, NC)
     —Mountain Ventures Manteca, LLC (Charlotte, NC)
     —Mountain Ventures Natica, LLC (Charlotte, NC)
     —Mountain Ventures Oysterbay One, LLC (Charlotte, NC)
     —Mountain Ventures Oysterbay Two, LLC (Charlotte, NC)
     —Mountain Ventures Oysterbay Three, LLC (Charlotte, NC)
     —Mountain Ventures Oysterbay Four, LLC (Charlotte, NC)
     —Mountain Ventures Oysterbay Five, LLC (Charlotte, NC)
     —Mountain Ventures Oysterbay Six, LLC (Charlotte, NC)
     —Mountain Ventures Oysterbay Seven, LLC (Charlotte, NC)
     —Mountain Ventures Oysterbay Eight, LLC (Charlotte, NC)
     —Mountain Ventures Oysterbay Nine, LLC (Charlotte, NC)
     —Mountain Ventures Pecten, LLC (Charlotte, NC)
     —Mountain Ventures Travel Centers, LLC (Charlotte, NC)
     —Mountain Ventures Treviso Bay, LLC (Charlotte, NC)
          —Treviso Bay Development, LLC (50%) (Brookfield, WI)
     —Mountain Ventures Volute, LLC (Charlotte, NC)
     —Mountain Ventures Whelk, LLC (Charlotte, NC)
     —Natomas Villagio, LLC (80%) (Alamo, CA)
     —Oakville Pacific Terrace, LLC (Charlotte, NC)

     —Oilwell Supply, L.P. (99.90%-NV) (Dallas, TX)
     —Prime Midtown Holdings, LLC (40%) (New York, NY)
          —Prime 308-312 West 30th , LLC (New York, NY)
     —Prime West 44th—East 32nd Holdings, LLC (40%) (New York, NY)
     —QFI-LITTLE ROCK AR, LLC (Charlotte, NC)
     —R.B.C. Corporation (Charlotte, NC)
     —Rittenhouse, LLC (48%) (Washington, DC)
     —Rocketts View L.P. (99.99%-NV) (Richmond, VA)
     —Round Rock Financial, L.P. (85%) (Beverly Hills, CA)
     —Southchase Irvine, LLC (Charlotte, NC)
     —Sterling-Philadelphia PA, LLC (Charlotte, NC) (UNACTIVATED)
     —Tribune Tower Investors, L.P. (99.99%-NV) (Oakland, CA)
     —TRM of North Carolina, LLC (Charlotte, NC)
          —The Ratcliffe, LLC (Charlotte, NC)
     —WBAE-Phoenix I AZ, LLC (Charlotte, NC)
     —WBAE-Phoenix II AZ, LLC (Charlotte, NC)
     —WBAE-Phoenix III AZ, LLC (Charlotte, NC)
     —WBAE-Minneapolis MN, LLC (Charlotte, NC)
     —WDC Cambridge, LLC (Charlotte, NC)

Wachovia Exchange Services, Inc. (Winston-Salem, NC)
     —2901 East 10th Ave LLC (Winston-Salem, NC)
     —N696HQ LLC (Winston-Salem, NC) (INACTIVE)

Wachovia Insurance Agency, Inc. (Charlotte, NC)
     —Professional Direct Agency, Inc. (Columbus, OH)
          —Finetre Corporation (49%) (Herndon, VA)

Wachovia Insurance Services, Inc. (Charlotte, NC)
     —Union Commerce Title Company, LLC (50%) (Charlotte, NC)

Wachovia Investors, Inc. (Charlotte, NC)
     —Argo Partnership, L. P. (8%-NV) (New York, NY)
     —CMLB 2001, LLC (Charlotte, NC)
     —Evergreen Private Equity Fund, L. P. (3.75%-NV) (Charlotte, NC)       (16)
—Evergreen Private Investment Funds—Hedged Technology Fund, Accredited, L. P. (4.93%-NV) (Charlotte, NC)       **       (20)
     —First Union Merchant Banking 1997, LLC (99%) (Charlotte, NC)
     —First Union Merchant Banking 1998, LLC (99.5%) (Charlotte, NC)
     —First Union Merchant Banking, 1998-II, LLC (99.5%) (Charlotte, NC)
     —First Union Merchant Banking 1999, LLC (99.5%) (Charlotte, NC)
     —First Union Merchant Banking, 1999-II, LLC (99.5%) (Charlotte, NC)
     —LYNX 2002-I, Ltd. (George Town, Cayman Islands)
     —Meridian Venture Partners (45.72%-NV) (Radnor, PA)
     —MVP Distribution Partners (45.7237%-NV) (Radnor, PA)
     —Wachovia Capital Partners, LLC (92.2%) (Charlotte, NC)
     —Wachovia Capital Partners 2001, LLC (Charlotte, NC)
     —Wachovia Capital Partners 2002, LLC (99.5%) (Charlotte, NC)
     —Wachovia Capital Partners 2003, LLC (99.5%) (Charlotte, NC)
          —FUCP/NEP, LLC (Charlotte, NC)
               —NEP Broadcasting, LLC (51%-NV) (Pittsburgh, PA)
                    —NEP Supershooters, L. P. (1%-NV**) (Pittsburgh, PA)       (40)
               —NEP Supershooters, L. P. (50%- NV) (Pittsburgh, PA       (40)
     —Wachovia Capital Partners 2004, LLC (99.5%) (Charlotte, NC)

Wachovia Life Insurance Company (Charlotte, NC)

Wachovia Preferred Funding Corp. (.15%) (Roseville, CA)       (13)

Wachovia Preferred Funding Holding Corp. (Roseville, CA) (1%)       (63)

Wachovia Private Capital, Inc. (Philadelphia, PA)

Wachovia Real Estate Investment Corp. (1%) (Roseville, CA)       (57)

Wachovia Regional Community Development Corporation, Inc. (51%) (Philadelphia, PA)       *

Wachovia Regional Foundation (Philadelphia, PA)       **

Wachovia Risk Services, Inc. (Charlotte, NC)

Wachovia Services, Inc. (Charlotte, NC)

Wachovia Structured Finance Management, Inc. (Charlotte, NC)

Wachovia Trust Services, Inc. (Winston-Salem, NC)

Waller House Corporation (Philadelphia, PA) (INACTIVE)

WB Re Ltd. (Columbia, SC)

Women’s Growth Capital Fund I, L.L.L.P. (10%-NV) (Washington, DC)

*	Controlled by management contract – No equity owned.
**	Managing interest, or control.
INACTIVE – became inactive after having been activated or after having been acquired as an active entity – NOT REPORTABLE TO FRB
ACQUIRED INACTIVE – acquired as an inactive entity and continuing as such – NOT REPORTABLE TO FRB
UNACTIVATED – legally formed but not yet activated – NOT REPORTABLE TO FRB

(1)	100% of voting equity owned unless otherwise indicated. NV indicates non-voting equity.
(2)	Combined ownership of Cobblestone Landing, L.P. is 99.90%-NV (99.89% by Wachovia Affordable Housing Community Development Corporation and 0.01% by TCF AEG/GA, LLC)
(3)	Interest acquired or subsidiary formed in connection with debts previously contracted (DPC) – NOT REPORTABLE TO FRB
(4)	Combined ownership of Oconee Springs II, L.P. is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-P/GA, LLC)
(5)	Combined ownership of Canton Mill, LLC is 99.01%-NV (98.01%-NV by Wachovia Affordable Housing Community Development Corporation and 1.0%-NV by Wachovia Guaranteed Tax Credit Fund III-A/GA, LLC)
(6)	Combined ownership of Roanoke Community Development Corporation is 38.888% (Wachovia Bank, N.A. – 11.11%, Wachovia Community Development Corporation - 27.778%)
(7)	Combined ownership of United Bancshares, Inc. is 6.02% of Voting Common Stock by CoreStates Holdings, Incorporated, 9.40% of Non-Voting Preferred Stock by CoreStates Holdings, Incorporated, and 100% of Non-Voting Class B Common Stock by Wachovia Corporation
(8)	Combined ownership of Ironbrand Capital LLC is 100% (First Union Commercial Corporation – 99%, First Union Rail Corporation – 1%)
(9)	Combined ownership of First Union Commercial Corporation’s total equity is 100% (Wachovia Bank, N.A. – 98.11053%, Wachovia Corporation – 0.97900%, First Union Financial Investments, Inc. – 0.89872%, and HomEq Servicing Corporation – 0.01175%); common ownership is 99% by Wachovia Bank, N. A. and 1% by Wachovia Corporation)
(10)	Combined ownership of Philadelphia National Limited by all Wachovia entities is 100% (New World Development Corporation, Ltd. – 65.10%, Established Holdings Limited – 20.60%, and Philadelphia International Equities, Inc. – 14.30%)
(11)	Combined ownership of First Union Commercial Leasing Group L.L.C. is 100% (Wachovia Bank, National Association – 99%, First Union Commercial Corporation – 1%)
(12)	Combined ownership of Wachovia Guaranteed Middle Tier III-A/NC, LLC is 0.01% voting by Wachovia Affordable Housing Corp., 98.99%-NV by Wachovia Affordable Housing Community Development Corporation and 1.0% nonvoting by Wachovia Guaranteed Tax Credit Fund III-A/NC, LLC)
(13)	Combined ownership of Wachovia Preferred Funding Corp.: Common – 99.5% by Wachovia Preferred Funding Holding Corp. and 0.15% by Wachovia Corporation; Preferred – 87.73% by Wachovia Preferred Funding Holding Corp.)
(14)	Combined ownership of Magnolia Heights, L.P. is 99.99%-NV (1.0%-NV by Wachovia Guaranteed Tax Credit Fund CN/GA, LLC and 98.99%-NV by TCIG Guaranteed Tax Credit Fund I, LLC)
(15)	Combined ownership of Woodlawn Joint Venture is 70%-NV (40%-NV by First American Service Corporation and 30%-NV by Wachovia Bank, N.A.)
(16)	Combined ownership of Eagles Creste Housing Partners, L.P. is 99.99%-NV (98.99%-NV by Wachovia Affordable Housing Community Development Corporation, 0.20%-NV by TCF JH/GA, LLC, and 0.80%-NV by TCF JP/GA, LLC)
(17)	Evergreen Private Investment Funds – Multi-Strategy Fund II, Super Accredited, L. P . is controlled by Evergreen FPS, Inc. as general partner, and a portion of its equity (0.81%-NV) is owned by Evergreen Financing Company, LLC
(18)	Combined ownership of Walton Reserve-Seniors, LP is 99.99%-NV (98.99%-NV by TCIG Tax Credit Fund VII, LLC and 1.0%-NV by TCF JH/GA, LLC)
(19)	Combined ownership of Alta Ridgewalk, L.L.C. is 99.9%-NV (99.8%-NV by SouthTrust Community Reinvestment Company, LLC and 0.1%-NV) by Wachovia Guaranteed Tax Credit Fund III-GN/GA, LLC)
(20)	Combined ownership of Evergreen Private Investment Funds—Hedged Technology Fund, Accredited, L.P. is 6.29%-NV (1.36%-NV by Evergreen FPS, Inc. and 4.93%-NV controlled by Wachovia Investors, Inc., as general partner)
(21)	100% of Preferred Stock of The Money Store, LLC is owned by an unaffiliated entity, resulting in 22.5% of total voting equity being owned by the unaffiliated entity. Combined internal ownership of the common stock of The Money Store, LLC is 100% — 98% owned by Wachovia Bank, N. A. and 2% owned by Bart, Inc., resulting in 75.95% ownership of total voting equity by Wachovia Bank, N. A. and 1.55% ownership of total voting equity by Bart, Inc.
(22)	Combined ownership of Baltic Park, L.P. is 99.99%-NV (98.99%-NV by Wachovia Guaranteed Tax Credit Fund V-F/M, LLC and 1.0%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)
(23)	Designated as a “financial subsidiary of a U.S. commercial bank”
(24)	Combined ownership of Magnolia Circle, LP is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)
(25)	Combined ownership of Spring Brook Meadows I, LLC is 99.99%-NV (82.99%-NV by Wachovia Affordable Housing Community Development Corporation and 17.0%-NV by Wachovia Guaranteed Middle Tier IV-U/NC, LLC)
(26)	Combined ownership of Johnson Mill Lofts, L.P. is 99.89%-NV (99.88%-NV by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)
(27)	Combined ownership of New Dalton 1A LLC is 99.90%-NV (99.89%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Middle Tier IV-P/NC, LLC)

(28)	Combined ownership of Railcar Investment LLC is 100% (87.302% by First Union Rail Corporation and 12.698% by First Union Commercial Corporation)
(29)	Combined ownership of Wachovia Guaranteed Middle Tier IV-P/NC, LLC is 99.99%-NV and 0.01% voting (98.99%-NV by Wachovia Affordable Housing Community Development Corporation, 1.0%-NV by Wachovia Guaranteed Tax Credit Fund IV-P/NC, LLC, and 0.01% voting by Wachovia Affordable Housing Corp.)
(30)	Combined ownership of EIMCO Trust is 100% (99% by Evergreen Investment Company, Inc. and 1% by Evergreen Asset Management Corp.)
(31)	Special purpose leasing vehicle – NOT REPORTABLE TO FRB
(32)	Combined ownership of Fairview Multifamily LLC is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund V, LLC and 0.01% by Wachovia Guaranteed Middle Tier IV-P/NC, LLC)
(33)	Held by a Wachovia entity or entities in a fiduciary capacity with sole discretionary power to exercise voting rights.
(34)	Combined ownership of Glory Street LLC is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Middle Tier IV-P/NC, LLC)
(35)	Combined ownership of Madison Meadows, LP is 99.99%-NV (99.97%-NV by TCIG Guaranteed Tax Credit Fund III, LLC, 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC, and 0.02%-NV by Wachovia Guaranteed Tax Credit Fund IV-P/GA, LLC)
(36)	Combined ownership of Mercy Housing Georgia I, LLLP is 99.90%-NV (99.89%-NV by Monument Street Funding, Inc. and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)
(37)	Combined ownership of Shenandoah Hotel Associates L.P. is 99.99%-NV (99.98%-NV) by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by SHHO, L.P.)
(38)	Combined ownership of Wachovia Securities Servicos e Participacoes (Brasil) Ltda. is 100% (99.99% by Wachovia Securities, LLC and 0.01% by Wachovia Securities (Argentina) LLC)
(39)	Evergreen Private Investment Funds-Hedged Specialists Fund, Accredited, L.P. is controlled by Evergreen FPS, Inc., as general partner, and a portion of its equity (12.61%-NV) is owned by Evergreen Financing Company, LLC
(40)	Combined ownership of NEP Supershooters, L.P. is 51%-NV (50%-NV by FUCP/NEP, LLC and 1%-NV** by NEP Broadcasting, LLC)
(41)	Combined ownership of Ashton Court, L.P. is 99.99%-NV (99.98%-NV by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)
(42)	Combined ownership of Monument Street Funding, Inc. is 100% of Common Stock: 1.2979% by Bart, Inc., 92.2178% by Wachovia Bank, N.A., and 6.48430% by FFBIC, Inc. Combined ownership of total equity is 77.78%.
(43)	Combined ownership of First International Advisors, LLC is 100% (50% by Monument Street International Funding-I, LLC and 50% by Monument Street International Funding-II, LLC.)
(44)	Combined ownership of Midtown Square, L.P. is 99.99%-NV (98.99%-NV by Wachovia Affordable Housing Community Development Corporation, 0.05%-NV by Wachovia Guaranteed Tax Credit Fund-CN/GA, LLC and 0.05%-NV by Wachovia Guaranteed Tax Credit Fund-C/GA, LLC.)
(46)	Combined ownership of St. Phillip Villas, L.P. is 99.99%-NV (99.98%-NV by TCF WF-3, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)
(47)	Combined ownership of Pacific Park, LP is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund II, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund-C/GA, LLC)
(48)	Combined voting control ownership of Augustus Funding, LLC is 49% (48.5% by Monument Street Funding, Inc. and 0.5% by Centurion Funding, Inc.) Monument Street Funding, Inc. owns 99% of the Class C Preference shares, and Centurion Funding, Inc. owns the remaining 1%, representing 49% voting control. Combined total share ownership is 86.96% (86.09% by Monument Street Funding, Inc. and 0.87% by Centurion Funding, Inc.)
(49)	Evergreen Private Investment Funds-Market Neutral Fund, Accredited, L.P. is controlled by Evergreen FPS, Inc., as general partner, and a portion of its equity (1.36%-NV) is owned by Evergreen Financing Company, LLC
(50)	Combined ownership of Wachovia Preferred Realty, LLC is 100% (98.2% by Wachovia Preferred Funding Corp. and 1.8% by FFBIC, Inc.)
(51)	Combined ownership of Columbia Commons, L.P. is 99.98% (99.97%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)
(52)	Combined ownership of Wachovia Participatoes, Ltda. is 100% (99.999214% by WSH Holdings, Ltd. and .000786% by Wachovia International Capital Corporation)
(53)	Combined ownership of Wachovia International Servicos, LTDA is 100% (99% by Wachovia Capital Investments, Inc. and 1% by Wachovia International Capital Corporation)
(54)	Combined ownership of Gatwick Senior Village, L.P. is 99.99%-NV (98.99%-NV by Wachovia Affordable Housing Community Development Corporation and 1%-NV by Wachovia Guaranteed Tax Credit Fund III-A/GA, LLC)
(55)	Combined ownership of Magnolia Village, L.P. is 99.99%-NV (99.89%-NV by TCIG Guaranteed tax Credit Fund II, LLC and .01%-NV by Wachovia Guaranteed Tax Credit Fund III-A/GA, LLC)
(56)	Combined ownership of Gramax Associates, Limited Partnership is 99.99%-NV (50.99%-NV by Wachovia Affordable Housing Community Development Corporation, 24.5%-NV by TCF GW/F, LLC and 24.5%-NV by TCF WF-3, LLC)
(57)	Combined ownership of Wachovia Real Estate Investment Corp. is Common – 1% by Wachovia Corporation and 99% by Wachovia Preferred Funding Corp; Preferred – 1% by Wachovia Corporation and 79.51% by Wachovia Preferred Funding Corp.
(58)	Combined ownership of Wachovia Asset Funding, LLC is 100% (93.86% by Wachovia Bank, N.A., 0.31% by Wachovia Bank of Delaware, N.A., 1.53% by First Union Commercial Corporation, and 4.30% by Bart, Inc.)
(59)	Combined ownership of Columbia at Bells Ferry Partners, L.P. is 99.90%-NV (98.90%-NV by TCIG Guaranteed Tax Credit Fund I, LLC and 1.0%-NV by Wachovia Guaranteed Tax Credit Fund-C/GA, LLC)
(60)	Combined ownership of Columbia High Point Estate, L.P. is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund II, LLC and 0.01%-NV by TCF AEG/GA, LLC)
(61)	Combined ownership of Heritage Crossing, L. P. is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)
(62)	Combined ownership of Sanford Leasing, LLC is 100% (Voting interests: 24% by Union Hamilton Assurance, Ltd. and 76% by First Union Commercial Corporation; Membership interests: 99% by Union Hamilton Assurance, Ltd. and 1% by First Union Commercial Corporation)
(63)	Combined ownership of Wachovia Preferred Funding Holding Corp. is 100% (99% by Wachovia Bank, N. A. and 1% by Wachovia Corporation)
(64)	Combined ownership of Stanton Glenn Limited Partnership is 99.99%-NV (50.99%-NV by Wachovia Affordable Housing Community Development Corporation, 24.5%-NV by TCF GW/F, LLC and 24.5%-NV by TCF WF-3, LLC)
(65)	Combined ownership of Canal Walk Lofts II L.P. is 11.02%-NV (10%-NV by Canal Walk Lofts II Tenant L.P. and 1.02%-NV by Canal Walk Lofts II SCP L.P.)
(66)	Deemed to be controlled due to ownership interest in or control of parent entity.
(67)	Combined ownership of Seventeenth Street Lofts L.P. is 40.01%-NV (0.01%-NV by Seventeenth Street Lofts SCP L.P. and 40%-NV by Seventeenth Street Lofts Tenant L.P.)
(68)	Combined ownership of Parachute Factory, LC is 6%-NV (1%-NV by Parachute Factory SCP, LLC and 5%-NV by Parachute Factory Tenant, LLC)

(69)	Combined ownership of Hilltop Preserve Limited Partnership is 90.86%-NV (89.86%-NV by TCF GW-2, LLC, and 1%-NV by Wachovia Guaranteed Tax Credit Fund V-F/M, LLC)
(70)	Combined ownership of Rohm & Haas Co. is 27.38% (.04% by Evergreen Investment Management Company, LLC and 27.34% by Wachovia Bank, National Association)
(71)	Combined ownership of Cole Apartments MV Limited Partnership is 100% (99.80%-NV by Mountain Ventures Gables, LLC and 0.20% voting by MV Gables Cole, LLC)
(72)	Combined ownership of Mtn. Ventures Augusta Road Limited Partnership is 100% (99.80%-NV by Mountain Ventures Gables, LLC and 0.20% voting by MV Gables Augusta/Houston, LLC)
(73)	Combined ownership of Harris Redevelopment Partnership II, L.P. is 99.99%-NV (99.96%-NV by Wachovia Affordable Housing Community Development Corporation and 0.03%-NV by Harris Redevelopment State Credit Partner, LLC)
(74)	Combined ownership of Riveroak MV Limited Partnership is 100% (99.80%-NV by Mountain Ventures Gables, LLC and 0.20% voting by MV Gables Riveroak, LLC)
(75)	Combined ownership of Wachovia Community Development Enterprises III, LLC, Wachovia Community Development Enterprises IV, LLC and Wachovia Community Development Enterprises V, LLC is 100% (50% by Wachovia Community Development Enterprises, LLC and 50% by Wachovia Affordable Housing Community Development Corporation)
(76)	Warrants that are immediately convertible into 40% of outstanding common stock
(77)	Combined ownership of Humble Parkway Apartments Limited Partnership is 99.95%-NV (99.9%-NV by TGIC Guaranteed Tax Credit Fund VII, LLC and .05%-NV by Wachovia Affordable Housing Community Development Corporation)
(78)	Combined ownership of Wachovia Defeasance FU-LB II 1997-C2 LLC is 100% (99.5% by Wachovia Bank, National Association and 0.05% by Wachovia Defeasance Management, Inc.)
(79)	Vacant
(80)	Combined ownership of Longwood Vista Apartments, LP is 99.99%-NV (99.98%-NV by TCF BO/F, LLC and 0.01%-NV by TCF U/GA-2, LLC)
(81)	Evergreen Private Investment Funds — Global Multi-Strategy Fund, Accredited, L.P. is controlled by Evergreen FPS, Inc., as general partner, and a portion of its equity (92.67%-NV) is owned by Evergreen Financing Company, LLC.
(82)	Combined ownership of Grundy Garden II Senior Apartments, L.P. is 99.99%-NV (88.99%-NV by AHG Tax Credit Fund XVI, L.P. and 11%-NV by Wachovia Affordable Housing Community Development Corporation)
(83)	Combined ownership of Legion Manor Associates Limited Partnership is 99.99%-NV (98.99%-NV by Wachovia Affordable Housing Community Development Corporation and 1.0%-NV by Wachovia Guaranteed Middle Tier IV-U/NC, LLC)
(84)	Combined ownership of Rosedale II, LLC is 99.99%-NV (99.98%-NV by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by Wachovia Guaranteed Middle Tier IV-U/NC, LLC)
(85)	Combined ownership of Wachovia Community Development Enterprises I, LLC is 100% (99.999% by Wachovia Bank, National Association and 0.001% by Wachovia Community Development Enterprises, LLC)
(86)	Combined ownership of SouthTrust Community Development, LLC is 100% (99% by SouthTrust Bank and 1% by SouthTrust Community Development Management Corp.)
(87)	Combined ownership of SouthTrust Community Development, Series A, LLC is 100% (99% by SouthTrust Community Development, LLC and 1% by SouthTrust Community Development Management Corp.)